                                     ANNUAL
                                     REPORT
                                October 31, 1997
                    WARBURG PINCUS INSTITUTIONAL FUND, INC.

                     [ ] INTERNATIONAL EQUITY PORTFOLIO

                     [ ]  SMALL COMPANY GROWTH PORTFOLIO

                     [ ]  EMERGING MARKETS PORTFOLIO

                     [ ]  MANAGED EAFE'r' COUNTRIES PORTFOLIO

                     [ ]  VALUE PORTFOLIO

   More complete information about the Fund, including charges and expenses and, where applicable, the special considerations and risks associated with international investing is provided in the Prospectus, which must precede or accompany this report and which should be read carefully before investing. You may obtain additional copies by calling 800-369-2728 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

                                     [Logo]

From time to time, the Portfolios' investment adviser and co-administrator may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the Portfolios' management are as of the date of the letters and holdings described in this annual report are as of October 31, 1997; these views and holdings may have changed subsequent to these dates. Nothing in this annual report is a recommendation to purchase or sell securities.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio ('the Portfolio') is long-term capital appreciation. The Portfolio pursues its objective by investing primarily in a broadly diversified portfolio of equity securities of companies that have their principal business activities and interests outside the U.S.

   For the 12 months ended October 31, 1997, the Portfolio gained 6.20%, vs. a gain of 4.63% for the Morgan Stanley Europe, Australasia and Far East ('EAFE') Index.

   Foreign stock markets had geographically mixed results for the period. By region, the most noteworthy performances came from Europe, whose markets rallied strongly on the combination of low interest rates, increased optimism toward European Monetary Union, and signs of improving economic growth. Two additional catalysts for these markets were merger and acquisition activity and, in the case of specific companies, an announced commitment to improving shareholder value.

   Asian-Pacific markets, conversely, struggled, hurt by mounting economic and currency concerns. Most of the region's stock markets had losses in dollar terms for the 12 months, with the sharpest setbacks occurring in East Asia, particularly Southeast Asia, where several markets suffered losses exceeding 50%. Elsewhere, Latin American markets showed near-universal strength, and the emerging markets of Europe, the Middle East and Africa also generally rose.

   In terms of performance attribution, the Portfolio's European exposure (approximately 47% of net assets at the end of the period) made a significant contribution to its return. We found attractive opportunities across the region through the period, though we were highly selective in terms of stock picking. This reflected our view that many stocks were trading at relatively expensive valuations, given a realistic assessment of the underlying companies' earnings prospects. By country, some of the strongest performances for the Portfolio came from its holdings in Spain, France, the Netherlands and Germany, and from its Nordic holdings collectively.

   The Portfolio's Asian-Pacific exposure (which, excluding Japan, Australia and New Zealand, comprised 10.1% of assets at period-end) generally proved a liability. Fortunately for the Portfolio, we had comparatively little exposure to the hard-hit Southeast Asian markets through the period, which spared the Portfolio

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------
the more-sizable losses suffered by funds with larger holdings in that region. In the end, though, almost any exposure to Asian markets proved harmful, as the contagion from Southeast Asia swept through the region, and the Portfolio's weighting took a toll on its performance.

   The Portfolio maintained a fairly significant stake in Japan during the 12 months. Though this weighting proved less than timely -- the Japanese market, as measured by most benchmarks, suffered a loss for the period -- we managed to significantly outperform the Japanese broad-market averages, a function of good stock selection. We also hedged much of the Portfolio's yen exposure through the period. This served the Portfolio well, given the yen's decline in value vs. the U.S. dollar.

   Finally, the Portfolio's Latin American holdings (6.2% of assets at the end of the period) also contributed positively to its performance. Our exposure was concentrated primarily in Argentina, Brazil and, to a lesser extent, Mexico, and these stocks all showed strong gains for the 12 months.

   Looking ahead, the near-term environment for international markets appears likely to remain, at the very least, challenging. Asian markets have yet to stabilize, and worries over that region's difficulties have impacted markets globally. For longer-term investors, however -- those with three- to five-year time horizons who can tolerate near-term volatility -- this has created, and continues to create, some excellent investment opportunities. In Asia, specifically, it is increasingly possible to find strong, well-managed companies with solid cash flows and relatively little debt trading at record-low valuations. For selective investors who pick the right stocks, the potential upside would appear to be sizable. With that view, we will continue our efforts to identify the most promising candidates for long-term growth, and encourage our investors to maintain a similarly long-term orientation.

Richard H. King
Portfolio Manager

Harold W. Ehrlich
Associate Portfolio Manager

P. Nicholas Edwards
Associate Portfolio Manager

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


WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SINCE
                        INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio (the 'Portfolio') from September 1, 1992 (inception) to October 31, 1997, compared to the Morgan Stanley Europe, Australasia and Far East Index ('EAFE')* for the same time period.

                   [PERFORMANCE GRAPH]

                                   Average Annual
                                    Total Returns
                                 for periods ended
Portfolio        EAFE                 10/31/97
---------        ----
10,000           10,000
 9,620            9,288                1 year
13,623           12,768                 6.20%
16,705           14,058                5 year
16,232           14,006                14.63%
17,932           15,473             Since Inception
19,044           16,190               (9/01/92)
                                        13.27%

                                                                              PORTFOLIO
                                                                              ---------

1 Year Total Return (9/30/96-9/30/97)....................................       18.15%
5 Year Average Annual Total Return (9/30/92-9/30/97).....................       16.76%
Average Annual Total Return Since Inception (9/01/92-9/30/97)............       16.14%

------------
* The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Institutional Fund, Inc. -- Small Company Growth Portfolio (the 'Portfolio') is capital growth. The Portfolio pursues its objective by investing in equity securities of domestic companies with small market capitalizations (i.e., $1 billion or less at the time of initial purchase).

   For the 12 months ended October 31, the Portfolio had a total return of 22.99%, vs. returns of 21.18% for the Russell 2000 Growth Index and 18.58% for the Lipper Small Cap Funds Index.

   Effective November 7, 1997, the Portfolio has been closed to purchases by new investors, except under certain conditions. Investors who may continue to purchase additional Portfolio shares include persons who were both beneficial and record holders of Portfolio shares as of the closure date. To determine whether you may still purchase Portfolio shares, please read the Supplement to the Fund's latest Prospectus.

   The Portfolio's solid showing for the 12 months was driven by a broad rebound in small-cap stocks over the latter half of the period, and by strength in specific holdings, particularly in the technology, energy, financial-services and consumer areas. The vastly improved environment for small-cap stocks (many of which suffered sizable losses over the November-through-April span) was attributable to several factors. Most significantly, investors began to take note of small caps' relatively more favorable earnings prospects and historically compelling valuations vs. those of large-cap stocks. Other factors contributing to the favorable shift in investor sentiment toward smaller, higher-growth companies included a reduction in the capital-gains tax.

   We held a sizable weighting in the business-services area through the period. This reflects our view that large, efficiency-minded organizations will continue to 'outsource' their non-core operations, a trend that stands to benefit specific small-cap companies. The Portfolio's holdings in this area during the period included QuickResponse Services, a facilitator of information flow between manufacturers and retailers.

   We also maintained a relatively large weighting in the technology industry, one we increased as the period progressed. We continued to find innovative companies that have what we deem to be strong longer-term prospects, such as Platinum Technology, a developer and marketer of an integrated line of systems software products. Another position we established during the period was

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


WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

Aavid Thermal Technologies, a manufacturer of potentially lucrative heat-dissipation solutions used in the production of electronic components.

   We also had a significant presence in the consumer sector (broadly defined) during the period. Here, our holdings were concentrated in retail, service and leisure/entertainment companies, where we generally found the most attractive stocks on a valuation basis.

   Other areas in which we had notable weightings included the energy, financial-services, health care and pharmaceutical sectors. Of note, our exposure to that last group rose significantly during the period, as we took advantage of occasional weakness in the sector to purchase several attractively priced pharmaceutical stocks with improving earnings prospects.

   We remain optimistic regarding the small-cap market, where many stocks continue to sell at significant discounts to their underlying growth rates. Additionally, we believe small, rapidly growing companies will continue to be targeted by larger companies seeking acquisition-fueled growth. In this context, we will continue to devote our efforts to identifying well-managed, innovative companies that have what we deem to be the brightest prospects.

Elizabeth B. Dater                          Stephen J. Lurito
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO SINCE
                        INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- Small Company Growth Portfolio (the 'Portfolio') from December 29, 1995 (inception) to October 31, 1997, compared to the Russell 2000 Growth Index ('Russell')* and the Lipper Small Cap Funds Index ('Lipper') for the same time period.

                   [PERFORMANCE GRAPH]


                                                                Average Annual
                                          Lipper Small Co.       Total Returns
                                               Growth          for period ended
              Portfolio                      Fund Index            10/31/97
            -------------                 ----------------     ----------------
                10,000         10,000         10,000                1 year
Jan-96        9,850.00       9,989.40       9,953.10                22.99%
Feb-96       10,360.00      10,300.67      10,352.82
Mar-96       11,280.00      10,510.29      10,563.50
Apr-96       12,500.00      11,072.27      11,406.36            SINCE INCEPTION
May-96       13,250.00      11,508.63      11,887.14              (12/29/95)
Jun-96       12,820.00      11,036.20      11,408.08                28.55%
Jul-96       11,630.00      10.072.30      10,300.82
Aug-96       12,460.00      10,657.20      10,925.46
Sep-96       13,300.00      11.073.68      11,552.47
Oct-96       12,920.00      10,903.15      11,197.23
Nov-96       12,940.00      11,352.36      11,403.71
Dec-96       13,310.08      11,649.90      11,451.37
Jan-97       13,690.09      11,882.78      11,712.58
Feb-97       12,840.08      11,594.75      11,041.51
Mar-97       11,780.07      11,047.71      10,373.00
Apr-97       11,580.07      11,078.53      10,286.49
May-97       13,150.08      12,311.01      11,574.05
Jun-97       13,730.09      12,838.66      12,142.91
Jul-97       14,370.09      13,436.05      12,843.44
Aug-97       14,799.76      13,743.46      12,990.75
Sep-97       16,519.49      14,749.35      13,994.55
Oct-97       15,890.10      14,101.56      13,289.64

                                                                              PORTFOLIO
                                                                              ---------

1 Year Total Return (9/30/96-9/30/97)....................................       24.21%
Average Annual Total Return (12/29/95-9/30/97)...........................       33.03%

------------
 * The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

** The Lipper Small Cap Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio (the 'Portfolio') is growth of capital. The Portfolio pursues its objective by investing primarily in equity securities of non-U.S. issuers consisting of companies in emerging securities markets.

   For the 12 months ended October 31, 1997, the Portfolio had a loss of 4.43%, vs. losses of 3.84% for the Lipper Emerging Markets Funds Index and 8.48% for the Morgan Stanley Emerging Markets Free Index.

   Emerging markets had geographically mixed results for the fiscal year. Most Asian-Pacific markets suffered losses in dollar terms, with the sharpest losses coming from Southeast Asia, the epicenter of the region's difficulties. Latin American, European, Middle Eastern and African markets generally rose, though virtually all were negatively impacted at the end of the period by the troubles in Asia.

   The Portfolio's performance was largely a function of its geographic exposure. The Portfolio had a fairly sizable concentration in Asian markets, including a roughly 20% weighting in Southeast Asia, heading into July, when the region's difficulties began following the July 2 devaluation of the Thai baht, the country's currency. The subsequent sharp setbacks in Southeast Asian markets and, ultimately, the weakness throughout much of the rest of Asia took a heavy toll on the Portfolio's returns.

   Mitigating this, to an extent, were positive showings from the Portfolio's non-Asian holdings. Particularly strong performers for the Portfolio were its Latin American stocks (22.6% of the Portfolio as of October 31), as these markets showed near-universal strength for the 12 months. The Portfolio's largest country weightings here through the period were Brazil, Argentina, Mexico and Chile.

   The Portfolio also saw good performances from its holdings in the Middle East and Europe. Two specific markets that we emphasized during the period, to good effect, were Israel, where we found a number of what we deemed to be very attractive investment opportunities, and Portugal. Both were among the top performers in the emerging-market universe for the 12 months.

   Looking ahead, our near-term outlook on the prospects for emerging markets is guarded. The macroeconomic environment in many of these countries,

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


WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------
particularly in Asia, remains unsettled, making the stock-selection process particularly challenging. Additionally, sentiment toward the group, given the recent substantial volatility, is largely negative, suggesting that these markets may stay in the doldrums for a time before they can stage a recovery. (Though when these markets do finally bounce back, we expect their performance to be potentially quite strong, given the currently depressed level of valuations and the likelihood of a strong improvement in corporate earnings.) Given this climate, we are being extremely cautious in terms of country allocations and stock selection, concentrating our exposure on those companies that we believe are best-positioned to weather the current unease. We are also assembling a list of buy candidates, i.e., companies whose shares have been battered and may yet have further to fall but show strong promise over a three- to five-year period, since at some point conditions will warrant taking a more-aggressive stance.

   Our intermediate- and longer-term outlook, it goes without saying, remains positive. The world's developing countries will continue to show substantially higher economic growth rates than their more-established counterparts, presenting considerable opportunity from an investment perspective. Investors who pick their stocks carefully and have a sufficiently long time horizon stand, we believe, to be more than sufficiently compensated for weathering short-term bouts of volatility. We would encourage our investors to take a similarly long-term view, and to view the recent gyrations in these markets accordingly.

Richard H. King                             Vincent J. McBride
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
     WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
                     SINCE INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio (the 'Portfolio') from September 30, 1996 (inception) to October 31, 1997, compared to the Lipper Emerging Markets Funds Index ('Lipper')* and the Morgan Stanley Emerging Markets Free Index ('Morgan')** for the same time period.

                           [PERFORMANCE GRAPH]


                                                                  AVERAGE ANNUAL
                                                                  TOTAL RETURNS
                                                                   FOR PERIODS
                                                                      ENDED
              PORTFOLIO   MORGAN STANLEY  LIPPER EMERGING MARKET    10/31/97
                 10,000        10,000             10,000
10/31/96       9,860.00      9,733.50           9,768.90               1 Year
11/29/96      10,320.00      9,897.02           9,991.63
12/31/96      10,380.01      9,941.56          10,078.56
1/31/97       10,984.09     10,619.57          10,844.13
2/28/97       11,215.65     11,074.52          11,231.26              -4.43%
3/31/97       10,913.61     10,783.59          10,944.53
4/30/97       11,125.04     10,802.78          10,945.62         Since Inception
5/30/97       11,960.67     11,111.85          11,325.11            (9/30/96)
6/30/97       12,484.21     11,706.67          11,880.15
7/31/97       12,594.95     11,881.33          12,288.00              -5.31%
8/29/97       11,125.04     10,369.55          10,883.53
9/30/97       11,376.74     10,657.00          11,277.19
10/31/97       9,423.56      8,908.40           9,393.90


                                                                              PORTFOLIO
                                                                              ---------

1 Year Total Return (9/30/96-9/30/97)....................................       13.77%
Average Annual Total Return Since Inception (9/30/96-9/30/97)............       13.73%

------------
 * The Lipper Emerging Markets Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

** The Morgan Stanley Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. It includes only those countries open to non-local investors.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- MANAGED EAFE'r' COUNTRIES PORTFOLIO ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Institutional Fund, Inc. -- Managed EAFE'r' Countries Portfolio (the 'Portfolio') is long-term capital appreciation. The Portfolio pursues its objective by investing primarily in common stocks and securities convertible into common stocks of companies having their principal activities and interests in countries represented in the Morgan Stanley Europe, Australasia and Far East (EAFE) Index.

   For the seven months ended October 31, 1997 (the Portfolio's inception date was March 31, 1997), the Portfolio had a total return of 10.60%, vs. a return of 3.56% for the Morgan Stanley EAFE Index.

   The Portfolio performed strongly vs. its benchmark over the reporting period, reflecting good stock selection and timely country allocations. By region, the best performances for the Portfolio came from its European holdings, which rose strongly against a favorable backdrop of low interest rates, signs of stronger economic growth and increasing optimism toward the prospects for European Monetary Union. We maintained a market-neutral weighting in Europe as a whole vs. our benchmark through the period, but differed with regard to country weightings, a function of our ability to find attractively priced stocks. Markets in which we found particularly good opportunities were France, Sweden, Finland and Austria, and we overweighted these vs. our benchmark. Markets we underweighted included Germany and Great Britain, reflecting our view that valuations in both were generally less compelling.

   The Portfolio's exposure to Asian-Pacific markets was more problematic, in terms of performance, given the generally poor returns for the region's markets. Here, too, we overweighted or underweighted markets based on an assessment of value. Noteworthy underweightings for the Portfolio were, in Southeast Asia, Malaysia (to which we had no exposure), and, in Northeast Asia, Hong Kong. One market we overweighted through the period was New Zealand, one of the few markets to escape the region's considerable currency and economic turmoil with minimal damage. As a rule, our choice of relative weightings in Asian-Pacific markets worked to the Portfolio's advantage, notwithstanding the region's difficulties.

   Hedging activity also played a role in the Portfolio's performance. We hedged a portion of the Portfolio's European-currency exposure (principally its exposure

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- MANAGED EAFE'r' COUNTRIES PORTFOLIO ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------
to the French franc), and much of its Japanese yen exposure (Japan represented 25% of the Portfolio at the end of the period, a slight underweighting vs. the EAFE Index), through the seven months. This proved advantageous, as these currencies fell in value against the U.S. dollar.

Richard H. King                             Harold W. Ehrlich
Portfolio Manager                           Associate Portfolio Manager

------------
* The EAFE Index is the exclusive property of Morgan Stanley & Co. Incorporated and is a service mark of Morgan Stanley Group Inc. which has been licensed for use by the Fund on behalf of the Managed EAFE'r' Countries Portfolio. Capital International S.A., an international investment management company fully owned by The Capital Group Companies, Inc. of Los Angeles, has full responsibility for the management and maintenance of the EAFE Index. Morgan Stanley & Co. Incorporated has no responsibility for, or influence over, the decisions of inclusion or deletion within the EAFE Index.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- MANAGED EAFE'r' COUNTRIES PORTFOLIO ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
                   WARBURG PINCUS INSTITUTIONAL FUND, INC. --
                      MANAGED EAFE'r' COUNTRIES PORTFOLIO
                     SINCE INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- Managed EAFE'r' Countries Portfolio (the 'Portfolio') from March 31, 1997 (inception) to October 31, 1997, compared to the Morgan Stanley Europe, Australasia and Far East Index ('EAFE')* for the same time period.



                   [PERFORMANCE GRAPH]

                                                                   AVERAGE ANNUAL
                                                                   TOTAL RETURNS
                                                                    FOR PERIODS
                               PORTFOLIO                 EAFE      ENDED 10/31/97
                                                        ------      --------------
                                10,000                10,000
4/30/97                      10,210.00             10,053.00
5/30/97                      11,069.68             10,707.25
6/30/97                      11,629.81             11,297.75    Since Inception
7/31/97                      12,310.15             11,480.55      (3/31/97)
8/29/97                      11,539.54             10,623.18       10.60%'D'
9/30/97                      12,119.97             11,218.29
10/31/97                     11,059.48             10,356.17

                                                                       PORTFOLIO
                                                                       ---------
Average Annual Total Returns (3/31/97-9/30/97)........................ 21.20%'D'

------------

* The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

'D' Not annualized.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Institutional Fund, Inc. -- Value Portfolio (the 'Portfolio') is total return. The Portfolio pursues its objective by investing primarily in the equity securities of large-capitalization domestic companies that we deem to be relatively undervalued.

   For the four months ended October 31, 1997 (the Portfolio's inception date was June 30, 1997), the Portfolio had a return of 6.40%, vs. a 3.90% return for the S&P 500 Index.

   Our risk-adjusted total-return approach met with good results over the admittedly short July-through-October span, a period of considerable market volatility. In relative terms, the Portfolio's outperformance of its benchmark for the period is attributable, most notably, to good performances from its financial-services, telecommunications, energy and retail holdings.

   We adhere to a strict bottom-up stock-selection process. Specifically, we look for stocks that are temporarily depressed for cyclical or other identifiable reasons, emphasizing factors such as management changes, restructurings, or new products or services that can potentially improve earnings and free cash flow. Because of this, many of the Portfolio's holdings through the period were purchased at P/E multiples significantly below that of the S&P 500 Index. Examples include the Portfolio's deep-water-drilling stocks, which, having come under pressure earlier in the year due to fears of declining oil prices, continued to sell at relatively low multiples at the time of the Portfolio's inception. In our view, stocks such as Transocean Offshore and Noble Drilling were oversold, as these companies stood to benefit from a trend of extended contracts for projects in the Gulf of Mexico and the North Sea. The Portfolio's deep-water-drilling holdings contributed positively to its return for the period.

   We also identified what we deemed to be good values in a number of other industries, including the financial and consumer areas. Within the former, we emphasized asset-management, insurance and mortgage-services companies. In the consumer area, we maintained a sizable position in retailers, which we judged to be generally undervalued in part due to overlooked improvements in inventory management.

   Other areas worthy of mention include technology. Although we were underweighted in the industry during the period, we did find several stocks we deemed to have good risk-adjusted longer-term prospects, mostly in the

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

computer area. Our focus was on companies with strong balance sheets and good cash flows, such as IBM and Hewlett-Packard.

   Looking ahead, we believe that the relatively high degree of market volatility witnessed over the past few months will likely persist into 1998, and thus individual stock selection remains critical. In this context, we will continue to focus on identifying stocks with the potential to perform relatively well in both down and up markets, emphasizing companies with strong cash flows and improving earnings prospects. In terms of sector exposure, we expect to remain well-diversified, though we are willing to significantly increase our weightings in specific industries as valuations warrant.

Brian S. Posner
Portfolio Manager

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS
October 31, 1997
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES                VALUE
                                                              ----------------       --------------
COMMON STOCKS (91.7%)
 Argentina (3.2%)
   Banco de Galicia & Buenos Aires SA                                  293,416       $    1,820,270
   Banco de Galicia & Buenos Aires SA ADR                               58,908            1,427,599
   Banco Frances del Rio de la Plata SA                                133,584            1,102,730
   Banco Frances del Rio de la Plata SA ADR                            203,695            5,015,989
   Telefonica de Argentina SA ADR                                      403,100           11,337,187
   YPF SA ADR                                                          478,900           15,324,800
                                                                                     --------------
                                                                                         36,028,575
                                                                                     --------------
 Australia (5.2%)
   Boral, Ltd.                                                       2,801,002            7,367,593
   Burns Philp & Co., Ltd.                                          10,221,301            5,391,481
   Foodland Associated, Ltd.                                         1,363,374           10,163,926
   National Australia Bank, Ltd.                                     1,189,100           16,265,919
   Niugini Mining, Ltd. 'D'                                            306,250              506,156
   Oil Search, Ltd.                                                  1,429,035            2,593,004
   Orogen Minerals, Ltd.                                               237,900              518,677
   Pasminco, Ltd.                                                    1,171,286            1,449,827
   Qantas Airways, Ltd.                                              3,784,532            6,787,236
   Qantas Airways, Ltd. ADR                                             66,200            1,189,879
   Reinsurance Australia Corp., Ltd.                                 1,269,900            3,286,684
   Woolworths, Ltd.                                                    990,400            3,197,157
                                                                                     --------------
                                                                                         58,717,539
                                                                                     --------------
 Austria (2.3%)
   Boehler-Uddeholm AG                                                  60,409            4,328,967
   Maculan Holdings AG Vorzuege 'D'                                      2,692                    0
   V.A. Technologie AG                                                  86,868           15,405,198
   Vae AG                                                               60,575            5,937,503
                                                                                     --------------
                                                                                         25,671,668
                                                                                     --------------
 Brazil (0.8%)
   CIA de Saneamento Basico do Estado de Sao Paulo                  21,854,000            4,043,733
   Telecomunicacoes Brasileiras SA Sponsored ADR                        50,200            5,095,300
                                                                                     --------------
                                                                                          9,139,033
                                                                                     --------------
 China (0.7%)
   Guangshen Railway Co., Ltd.                                      13,134,053            4,077,052
   Guangshen Railway Co., Ltd. ADR                                     139,121            2,034,645
   Qingling Motors Co., Ltd. Series H                                3,540,000            2,312,229
                                                                                     --------------
                                                                                          8,423,926
                                                                                     --------------

                See Accompanying Notes to Financial Statements.
                                       15

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES                VALUE
                                                              ----------------       --------------
COMMON STOCKS (CONT'D)
 Denmark (1.2%)
   International Service System AS Class B 'D'                         214,950       $    6,516,713
   SAS Danmark AS                                                      430,000            7,402,611
                                                                                     --------------
                                                                                         13,919,324
                                                                                     --------------
 Finland (2.1%)
   Huhtamaki OY Class I                                                279,250           11,487,996
   Rauma OY                                                            262,155            4,911,337
   Upm-Kymmene Corp.                                                   344,900            7,667,257
                                                                                     --------------
                                                                                         24,066,590
                                                                                     --------------
 France (8.0%)
   Axa-UAP SA                                                          193,900           13,277,829
   Banque Nationale de Paris                                            58,500            2,586,117
   Compagnie de Saint Gobain                                            45,369            6,512,410
   Compagnie Generale des Eaux                                          20,500            2,391,779
   Lagardere Groupe SCA                                                402,764           11,583,750
   Rhone-Poulenc Ltd., Class A                                         348,100           15,177,288
   Societe Generale Paris                                               73,600           10,079,920
   Societe Generale d'Entreprises SA                                   520,800           13,344,354
   Total Cie Franc des Petroles Class B                                138,156           15,328,579
                                                                                     --------------
                                                                                         90,282,026
                                                                                     --------------
 Germany (4.1%)
   Ava Allgemeine 'D'                                                   14,000            3,575,280
   Bayerische Motoren Werke AG                                          10,157            7,360,572
   Deutsche Bank AG                                                     93,200            6,154,258
   Fresenius Medical Care AG 'D'                                       114,200            8,242,739
   Hoechst AG                                                          469,700           18,040,249
   Schmalbach Lubeca AG                                                 14,400            2,675,633
                                                                                     --------------
                                                                                         46,048,731
                                                                                     --------------
 Hong Kong (2.3%)
   Cheung Kong Infrastructure Holdings, Ltd.                           493,000            3,427,375
   First Pacific Co., Ltd.                                          11,167,359            7,041,438
   Hong Kong Land Holdings, Ltd.                                       628,498            1,432,975
   HSBC Holdings PLC (UK)                                                  829               20,654
   Jardine Matheson Holdings, Ltd.                                   2,168,699           13,879,674
                                                                                     --------------
                                                                                         25,802,116
                                                                                     --------------

                See Accompanying Notes to Financial Statements.
                                       16

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES                VALUE
                                                              ----------------       --------------
COMMON STOCKS (CONT'D)
 India (2.2%)
   Bharat Petroleum Corp., Ltd.                                            100       $        1,199
   Hindalco Industries, Ltd.                                           124,375            3,245,353
   Reliance Industries, Ltd.                                           990,800            5,135,231
   Reliance Industries, Ltd. GDS                                       103,700            2,177,700
   State Bank of India, Ltd.                                           701,350            5,490,159
   State Bank of India, Ltd. GDR                                        89,700            1,650,480
   Tata Engineering & Locomotive Co., Ltd.                             800,800            7,012,876
   Tata Engineering & Locomotive Co., Ltd. GDR                          70,960              737,984
                                                                                     --------------
                                                                                         25,450,982
                                                                                     --------------
 Indonesia (0.8%)
   P.T. Bank International Indonesia                                   505,734              108,722
   P.T. Indosat                                                      1,812,500            4,085,038
   P.T. Lippo Securities                                            41,364,600            4,302,836
   P.T. Semen Gresik                                                   664,500              645,146
   P.T. Sinar Mas Multiartha                                           129,300               27,797
                                                                                     --------------
                                                                                          9,169,539
                                                                                     --------------
 Ireland (0.1%)
   Kerry Group PLC Class A                                             133,000            1,609,615
                                                                                     --------------
 Israel (1.2%)
   ECI Telecommunications Limited Designs                              420,050           11,603,881
   Orbotech, Ltd. 'D'                                                   48,000            2,052,000
                                                                                     --------------
                                                                                         13,655,881
                                                                                     --------------
 Italy (3.2%)
   Assicurazioni Generali SPA                                          335,500            7,498,479
   Ente Nazionale Idrocarburi SPA                                    2,302,100           12,941,241
   Parmalat Finanziaria SPA                                          4,319,500            5,993,992
   Telecom Italia SPA                                                1,489,000            9,328,781
                                                                                     --------------
                                                                                         35,762,493
                                                                                     --------------

                See Accompanying Notes to Financial Statements.
                                       17

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES                VALUE
                                                              ----------------       --------------
COMMON STOCKS (CONT'D)
 Japan (19.4%)
   Aiwa Co., Ltd.                                                       51,000       $    1,139,736
   Canon, Inc. ADR                                                         200               24,525
   Daibiru Corp.                                                       156,000            1,671,845
   Daimaru, Inc.                                                       297,000            1,157,207
   DDI Corp.                                                             1,092            3,646,955
   Fuji Bank, Ltd.                                                   1,178,000           10,177,951
   Fujitsu, Ltd.                                                     1,400,000           15,352,663
   Hankyu Realty Co., Ltd.                                             561,000            3,639,952
   Isuzu Motors, Ltd.                                                1,631,000            3,821,068
   Jusco Co., Ltd.                                                     346,000            7,732,325
   KAO Corp.                                                           797,500           11,130,680
   Kawasaki Heavy Industries                                         2,923,600            6,800,764
   Keyence Corp.                                                        22,500            3,364,626
   Kirin Beverage Corp.                                                  3,000               49,846
   Matsushita Electric Works                                           844,000            7,642,768
   Mitsubishi Estate Co., Ltd.                                         412,000            5,202,625
   Murata Manufacturing Co., Ltd.                                          290               11,757
   Mycal Corp.                                                         420,500            4,017,405
   NEC Corp.                                                         1,354,000           14,848,218
   Nichiei Co., Ltd.                                                    55,200            6,053,336
   Nikko Securities Co., Ltd.                                              500                1,807
   Nippon Communication Systems Corp.                                  233,300            2,829,758
   Orix Corp.                                                          297,200           20,295,622
   Rohm Co., Ltd.                                                      168,000           16,608,790
   Sankyo Co., Ltd.                                                    109,000            3,594,999
   Shohkoh Fund & Co., Ltd.                                             20,000            6,480,020
   Sony Corp.                                                          174,500           14,482,471
   Sony Corp. ADR                                                       36,900            3,113,437
   Sumitomo Bank, Ltd.                                               1,166,000           12,399,103
   Toho Co., Ltd.                                                       28,435            3,732,433
   Toray Industries, Inc.                                            1,809,000           10,069,203
   Tsuchiya Home Co.                                                    79,398              428,751
   Uny Co., Ltd.                                                       262,500            4,252,513
   Yamanouchi Pharmaceutical Co., Ltd.                                 548,000           13,475,783
   Yokogawa Electric                                                   198,000            1,258,370
                                                                                     --------------
                                                                                        220,509,312
                                                                                     --------------

                See Accompanying Notes to Financial Statements.
                                       18

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES                VALUE
                                                              ----------------       --------------
COMMON STOCKS (CONT'D)
 Mexico (2.2%)
   Alfa SA Series A                                                  1,293,962       $    9,501,930
   Gruma SA de CV Class B                                              851,904            3,336,412
   Panamerican Beverages, Inc. Class A                                 374,008           11,594,248
                                                                                     --------------
                                                                                         24,432,590
                                                                                     --------------
 Netherlands (4.1%)
   ASM Lithography Holding NV 'D'                                       34,500            2,501,285
   ASM Lithography Holding NV ADR 'D'                                  155,830           11,414,547
   Philips Electronics NV                                              416,700           32,568,079
                                                                                     --------------
                                                                                         46,483,911
                                                                                     --------------
 New Zealand (3.8%)
   Brierley Investments, Ltd.                                       16,119,083           12,446,318
   Fletcher Challenge Building                                       2,952,212            8,915,961
   Fletcher Challenge Forestry                                      13,221,381           12,761,078
   Fletcher Challenge Paper                                          2,494,725            4,101,148
   Sky City, Ltd.                                                      716,675            2,610,700
   Wrightson, Ltd.                                                   3,271,735            1,752,086
                                                                                     --------------
                                                                                         42,587,291
                                                                                     --------------
 Norway (1.3%)
   SAS Norge ASA Class B                                               445,900            7,497,108
   Smedvig ASA Class B                                                 211,600            6,210,937
   Smedvig ASA Class B ADR                                              30,625              888,125
                                                                                     --------------
                                                                                         14,596,170
                                                                                     --------------
 Philippines (0.2%)
   Millicom International Cellular SA 'D'                               61,000            2,562,000
                                                                                     --------------
 Portugal (2.0%)
   Cimpor Cimentos de Portugal SA                                      469,100           11,870,884
   Portugal Telecom SA                                                 118,900            4,878,382
   Portugal Telecom SA ADR                                             130,700            5,391,375
                                                                                     --------------
                                                                                         22,140,641
                                                                                     --------------
 Singapore (2.0%)
   DBS Land, Ltd.                                                    3,119,300            5,307,761
   Development Bank of Singapore, Ltd.                               1,718,262           16,037,112
   Development Bank of Singapore, Ltd. ADR                              34,750            1,298,955
                                                                                     --------------
                                                                                         22,643,828
                                                                                     --------------

                See Accompanying Notes to Financial Statements.
                                       19

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES                VALUE
                                                              ----------------       --------------
COMMON STOCKS (CONT'D)
 South Africa (0.6%)
   De Beers Centenary AG                                               285,500       $    6,806,230
                                                                                     --------------
 South Korea (1.1%)
   Hana Bank                                                            90,094              550,834
   Kookmin Bank                                                            625                5,052
   Korea Europe Fund, Ltd. 'D'                                             289              350,413
   Korea Long Term Credit Bank                                         102,060              820,710
   L.G. Construction Co., Ltd.                                          59,600              524,974
   Samsung Electronics Co., Ltd.                                        23,649              928,805
   Ssangyong Investment & Securities Co., Ltd. 'D'                     111,120              616,054
   Yukong Co., Ltd.                                                    627,560            8,454,176
                                                                                     --------------
                                                                                         12,251,018
                                                                                     --------------
 Spain (0.6%)
   Banco de Santander ADR                                              253,100            6,881,156
                                                                                     --------------
 Sweden (2.8%)
   ABB AB Series B                                                     687,000            7,922,132
   Electrolux AB Series B                                              285,800           23,622,354
                                                                                     --------------
                                                                                         31,544,486
                                                                                     --------------
 Switzerland (3.0%)
   Julius Baer Holding AG 'D'                                            8,830           13,167,820
   Oerlikon-Buehrle Holding AG 'D'                                      98,800           12,618,766
   Tag Heuer International SA 'D'                                       67,304            7,683,653
   Tag Heuer International SA ADR 'D'                                   85,700              985,550
                                                                                     --------------
                                                                                         34,455,789
                                                                                     --------------
 Taiwan (0.4%)
   China Steel Corp.                                                 5,144,100            3,939,101
   Wan Hai Lines Co., Ltd.                                             570,000              837,964
                                                                                     --------------
                                                                                          4,777,065
                                                                                     --------------

                See Accompanying Notes to Financial Statements.
                                       20

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                 NUMBER OF               VALUE
                                                                   SHARES                  -
                                                              ----------------
COMMON STOCKS (CONT'D)
 Thailand (0.4%)
   Bangkok Bank Public Co., Ltd.                                       104,200       $      361,537
   Industrial Finance Corp. of Thailand                              1,944,133            1,638,179
   Siam Cement Co., Ltd.                                               117,000              991,673
   Thai Military Bank Public Co., Ltd.                                 437,360              176,136
   Thai Telephone & Communication Public Co., Ltd.'D'                8,452,700            1,885,361
                                                                                     --------------
                                                                                          5,052,886
                                                                                     --------------
 United Kingdom (10.4%)
   Biocompatibles International PLC 'D'                                148,100            1,403,841
   British Airport Authority PLC                                     1,037,712            9,575,332
   Care First Group PLC                                              1,222,900            2,954,389
   Cookson Group PLC                                                 3,517,657           14,104,760
   Hanson PLC                                                        1,576,325            8,105,700
   Imperial Chemical Industries PLC                                    792,500           11,700,280
   London Pacific Group, Ltd.                                          606,000            2,119,791
   Medeva PLC                                                        2,523,600            8,700,549
   Norwich Union PLC 'D'                                             1,500,000            8,556,270
   Orange PLC 'D'                                                    3,171,300           12,117,416
   Pilkington PLC                                                    3,198,800            8,103,606
   Rolls-Royce PLC                                                   2,606,000            9,356,264
   Singer & Friedlander Group PLC                                    1,768,000            4,004,334
   Thistle Hotels PLC                                                2,385,052            6,142,152
   Williams Holdings PLC                                             1,878,121           11,280,306
                                                                                     --------------
                                                                                        118,224,990
                                                                                     --------------

TOTAL COMMON STOCK (Cost $1,040,683,273)                                              1,039,697,401
                                                                                     --------------

                See Accompanying Notes to Financial Statements.
                                       21

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES                VALUE
                                                              ----------------       --------------
PREFERRED STOCK (0.1%)
 South Korea (0.0%)
   Samsung Electronics Co., Ltd.                                         6,931       $      123,322
                                                                                     --------------
 United Kingdom (0.1%)
   Singer & Friedlander Group PLC 8.50% (Convertible)                  348,947              907,414
                                                                                     --------------

TOTAL PREFERRED STOCK (Cost $848,746)                                                     1,030,736
                                                                                     --------------
STOCK WARRANTS (0.1%)
 France (0.1%)
   Compagnie Generale Des Eaux, 05/02/01 'D'                            87,800               46,424
   Rhone-Poulenc Class A, 11/05/01 'D'                                 235,000              763,873
                                                                                     --------------
                                                                                            810,297
                                                                                     --------------
 Indonesia (0.0%)
   P.T. Bank International Indonesia, 01/17/00 'D'                     188,832               10,686
   P.T. Sinar Mas Multiartha, 11/28/01 'D'                              20,865                  521
                                                                                     --------------
                                                                                             11,207
                                                                                     --------------
 Israel (0.0%)
   Ampal-American Israel Corp. Class A, 01/31/99 'D'                    95,000                5,938
                                                                                     --------------

TOTAL STOCK WARRANTS (Cost $801,961)                                                        827,442
                                                                                     --------------
CALL OPTIONS (0.0%)
 New Zealand (0.0%)
   Air New Zealand, Ltd., 05/01/98 (Strike Price
     $2.4615) 'D'                                                    3,750,000                  638
   Air New Zealand, Ltd., 05/01/98 (Strike Price
     $2.5895) 'D'                                                    3,750,000                  225
                                                                                     --------------
                                                                                                863
                                                                                     --------------
 Singapore (0.0%)
   DBS 50 Index, 01/22/98 (Strike Price $402.7127) 'D'                  12,969                    0
   DBS 50 Index, 01/23/98 (Strike Price $406.912) 'D'                   12,596                    0
   DBS 50 Index, 01/26/98 (Strike Price $407.3930652)
     'D'                                                                12,408                    0
   DBS 50 Index, 02/26/98 (Strike Price $404.0032) 'D'                   2,502                    1
                                                                                     --------------
                                                                                                  1
                                                                                     --------------
TOTAL CALL OPTIONS (Cost $2,375,275)                                                            864
                                                                                     --------------

                See Accompanying Notes to Financial Statements.
                                       22

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                    PAR                  VALUE
                                                              ----------------       --------------
CONVERTIBLE BONDS/NOTES (1.0%)
 China (0.1%)
   Qingling Motors, Ltd. 3.50%, 01/22/02                      $        820,000       $      922,172
                                                                                     --------------
 Japan (0.4%)
   Matsushita Electric Works, Ltd. 2.43%, 05/31/02             (A) 521,000,000            5,297,865
                                                                                     --------------
 New Zealand (0.1%)
   Brierley Investments, Ltd. 9.00%, 06/30/98                   (B)  1,028,875              794,444
                                                                                     --------------
 Thailand (0.4%)
   Bangkok Bank Public Co., Ltd. 3.25%, 03/03/04              $      9,168,000            4,427,227
                                                                                     --------------

TOTAL CONVERTIBLE BONDS/NOTES (Cost $16,328,551)                                         11,441,708
                                                                                     --------------
REPURCHASE AGREEMENT (7.1%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   10/31/97 at 5.65% to be repurchased at $80,818,034
   on 11/03/97. (Collateralized by a pro rata amount of
   U.S. Treasury Notes ranging in par values from
   $830,000-$50,000,000, 5.125%-8.50%,
   01/15/98-11/15/04. Market value of collateral is
   $82,446,791.) (Cost $80,780,000)                                 80,780,000           80,780,000
                                                                                     --------------

TOTAL INVESTMENTS 100.0% (Cost $1,141,817,806*)                                      $1,133,778,151
                                                                                     --------------
                                                                                     --------------

                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipt
      GDR = Global Depository Receipt
      GDS = Global Depository Share

--------------------------------------------------------------------------------
'D' Non-income producing security.
* Cost for federal income tax purposes is $1,142,694,064.
(A) Denominated in Japanese Yen.
(B) Denominated in New Zealand Dollars.

                See Accompanying Notes to Financial Statements.
                                       23

WARBURG PINCUS INSTITUTIONAL FUND INC. -- SMALL COMPANY GROWTH PORTFOLIO STATEMENT OF NET ASSETS
October 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCK (95.0%)
 Aerospace & Defense (0.8%)
   Doncasters PLC ADR 'D'                                             63,600        $  1,713,225
                                                                                    ------------
                                                                                       1,713,225
                                                                                    ------------
 Banks & Savings & Loans (1.7%)
   HUBCO, Inc.                                                        57,211           1,991,658
   Silicon Valley Bancshares 'D'                                      33,100           1,808,087
                                                                                    ------------
                                                                                       3,799,745
                                                                                    ------------
 Building & Building Materials (0.8%)
   Nobility Homes, Inc. 'D'                                           10,000             123,750
   Service Experts, Inc. 'D'                                          61,800           1,545,000
                                                                                    ------------
                                                                                       1,668,750
                                                                                    ------------
 Business Services (9.2%)
   Corporate Express, Inc. 'D'                                       110,000           1,615,625
   Getty Communications PLC ADR 'D'                                  114,000           1,681,500
   ICTS International NV 'D'                                         164,000           1,742,500
   Norrell Corp.                                                      52,412           1,526,499
   Pegasus Systems, Inc. 'D'                                          14,900             230,950
   Prepaid Legal Services, Inc. 'D'                                   70,100           2,120,525
   QuickResponse Services, Inc. 'D'                                   52,033           1,691,072
   Sitel Corp. 'D'                                                   153,700           1,364,087
   Strayer Education, Inc.                                            40,000           1,910,000
   Technology Solutions Co. 'D'                                       67,950           2,140,425
   Universal Outdoor Holdings, Inc. 'D'                               50,000           2,112,500
   Wilmar Industries, Inc. 'D'                                        71,300           1,871,625
                                                                                    ------------
                                                                                      20,007,308
                                                                                    ------------
 Capital Equipment (1.0%)
   JLK Direct Distribution, Inc. Class A 'D'                          77,000           2,300,375
                                                                                    ------------
 Communications & Media (3.6%)
   Central European Media Enterprises, Ltd. Class A 'D'               90,147           2,636,800
   Heftel Broadcasting Corp. Class A 'D'                              28,700           1,908,550
   Metro Networks, Inc. 'D'                                            8,800             272,800
   Network Event Theater, Inc.                                       253,968           1,301,586
   Young Broadcasting, Inc. Class A 'D'                               45,900           1,663,875
                                                                                    ------------
                                                                                       7,783,611
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       24

WARBURG PINCUS INSTITUTIONAL FUND INC. -- SMALL COMPANY GROWTH PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCK (CONT'D)
 Computers (7.1%)
   Data Works Corp. 'D'                                              130,000        $  2,575,625
   Hyperion Software Corp. 'D'                                        55,000           2,096,875
   JDA Software Group, Inc. 'D'                                       33,300           1,040,625
   Learning Tree International, Inc. 'D'                              26,000             903,500
   National Instruments Corp. 'D'                                     54,255           2,468,602
   PLATINUM Technology, Inc. 'D'                                     100,000           2,425,000
   QAD, Inc. 'D'                                                     105,600           1,491,600
   Tecnomatix Technologies, Ltd. 'D'                                  79,700           2,460,737
                                                                                    ------------
                                                                                      15,462,564
                                                                                    ------------
 Consumer Non-Durables (2.6%)
   Central Garden & Pet Co. 'D'                                       87,400           2,294,250
   dELiA*s, Inc. 'D'                                                  95,200           1,975,400
   Home Products International, Inc. 'D'                              89,200           1,064,825
   Interface, Inc.                                                    16,700             482,212
                                                                                    ------------
                                                                                       5,816,687
                                                                                    ------------
 Consumer Services (3.3%)
   Avis Rent A Car, Inc. 'D'                                          66,600           1,827,337
   Budget Group, Inc. Class A 'D'                                     55,100           1,928,500
   DeVRY, Inc. 'D'                                                    71,052           1,873,996
   ITT Educational Services, Inc. 'D'                                 66,000           1,592,250
                                                                                    ------------
                                                                                       7,222,083
                                                                                    ------------
 Electronics (8.5%)
   Aavid Thermal Technologies, Inc. 'D'                               60,600           1,802,850
   ADE Corp. 'D'                                                      74,500           2,020,812
   Avant! Corp. 'D'                                                   30,000             787,500
   Burr-Brown Corp. 'D'                                               67,334           2,036,853
   Cerprobe Corp. 'D'                                                 40,100             726,813
   Etec Systems, Inc. 'D'                                             42,900           1,914,413
   KLA-Tencor Corp. 'D'                                               33,500           1,471,906
   Microchip Technology, Inc. 'D'                                     61,400           2,448,325
   SpeedFam International, Inc. 'D'                                   44,500           1,652,063
   Structural Dynamics Research Corp. 'D'                             82,600           1,579,725
   Technology Modeling Associates, Inc. 'D'                          144,600           2,024,400
   Uniphase Corp. 'D'                                                    200              13,425
                                                                                    ------------
                                                                                      18,479,085
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       25

WARBURG PINCUS INSTITUTIONAL FUND INC. -- SMALL COMPANY GROWTH PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCK (CONT'D)
 Energy (4.2%)
   Brown (Tom), Inc. 'D'                                              65,689        $  1,625,803
   Chieftain International, Inc. 'D'                                  92,700           2,271,150
   KCS Energy, Inc.                                                   96,800           2,547,050
   Southern Mineral Corp.                                             58,875             412,125
   Stone Energy Corp. 'D'                                             67,900           2,266,163
                                                                                    ------------
                                                                                       9,122,291
                                                                                    ------------
 Environmental Services (1.2%)
   Casella Waste Systems, Inc. 'D'                                    23,400             517,725
   Allied Waste Industries, Inc. 'D'                                  99,897           2,035,401
                                                                                    ------------
                                                                                       2,553,126
                                                                                    ------------
 Financial Services (6.2%)
   City National Corp.                                                61,300           1,842,831
   PMT Services, Inc. 'D'                                            150,000           2,418,750
   Terra Nova Bermuda Holdings, Ltd.                                  42,200           1,091,925
   Transactions Systems Architects, Inc. Class A 'D'                  89,400           3,497,775
   Triad Guaranty, Inc. 'D'                                           80,600           2,377,700
   Vesta Insurance Group, Inc.                                        38,100           2,214,563
                                                                                    ------------
                                                                                      13,443,544
                                                                                    ------------
 Food, Beverages & Tobacco (2.4%)
   Consolidated Cigar Holdings, Inc. 'D'                              77,400           3,037,950
   Suiza Foods Corp. 'D'                                              42,200           2,125,825
                                                                                    ------------
                                                                                       5,163,775
                                                                                    ------------
 Healthcare (7.1%)
   Core, Inc. 'D'                                                    160,800           1,969,800
   FPA Medical Management, Inc. 'D'                                   52,400           1,264,150
   Gulf South Medical Supply, Inc. 'D'                                57,900           1,910,700
   InControl, Inc. 'D'                                               209,520           1,623,780
   Mid Atlantic Medical Services, Inc. 'D'                           145,200           2,114,475
   Minimed, Inc. 'D'                                                  50,300           1,961,700
   Nitinol Medical Technologies, Inc. 'D'                             91,800           1,285,200
   NovaCare, Inc. 'D'                                                140,900           1,840,506
   Schein (Henry) Inc. 'D'                                            48,400           1,591,150
                                                                                    ------------
                                                                                      15,561,461
                                                                                    ------------
 Industrial Mfg. & Processing (2.0%)
   Compass Plastics & Technologies, Inc. 'D'                          70,000             603,750
   Elbit Vision Systems, Inc. 'D'                                     96,800           1,197,900
   Total Control Products, Inc. 'D'                                  200,000           2,525,000
                                                                                    ------------
                                                                                       4,326,650
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       26

WARBURG PINCUS INSTITUTIONAL FUND INC. -- SMALL COMPANY GROWTH PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCK (CONT'D)
 Leisure & Entertainment (3.8%)
   Family Golf Centers, Inc. 'D'                                      71,900        $  1,923,325
   N2K, Inc. # 'D'                                                    41,666             877,080
   Premier Parks, Inc. 'D'                                            71,000           2,840,000
   Vistana, Inc. 'D'                                                 114,700           2,623,763
                                                                                    ------------
                                                                                       8,264,168
                                                                                    ------------
 Lodging & Restaurants (1.5%)
   Doubletree Corp. 'D'                                               42,824           1,782,549
   Bob Evans Farms, Inc.                                              85,200           1,613,475
                                                                                    ------------
                                                                                       3,396,024
                                                                                    ------------
 Oil Services (4.6%)
   Global Industries, Ltd. 'D'                                       108,000           2,173,500
   Petroleum Geo Services ADR 'D'                                     56,431           3,907,847
   Pride International, Inc. 'D'                                     120,200           3,966,600
                                                                                    ------------
                                                                                      10,047,947
                                                                                    ------------
 Pharmaceuticals (7.0%)
   ChiRex, Inc. 'D'                                                  106,500           2,169,938
   Columbia Laboratories, Inc. 'D'                                   137,900           2,206,400
   Gilead Sciences, Inc. 'D'                                          45,635           1,557,294
   Owens & Minor, Inc. Holding Co.                                   128,400           1,797,600
   SangStat Medical Corp. 'D'                                         70,800           2,203,650
   Sepracor, Inc. 'D'                                                 56,700           2,034,113
   Serologicals Corp. 'D'                                            102,550           2,358,650
   ViroPharma, Inc. 'D'                                               46,300           1,018,600
                                                                                    ------------
                                                                                      15,346,245
                                                                                    ------------
 Real Estate (3.4%)
   Fairfield Communities, Inc.                                        77,400           3,400,763
   LaSalle Partners, Inc. 'D'                                         29,100           1,063,969
   U.S. Home & Garden, Inc. 'D'                                      589,500           2,800,125
   U.S. Restaurant Properties, Inc.                                    3,000              73,688
                                                                                    ------------
                                                                                       7,338,545
                                                                                    ------------
 Retail (3.5%)
   Abercrombie & Fitch Co. Class A 'D'                                83,800           2,178,800
   Borders Group, Inc. 'D'                                           126,700           3,286,281
   Whole Foods Market, Inc. 'D'                                       56,000           2,198,000
                                                                                    ------------
                                                                                       7,663,081
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       27

WARBURG PINCUS INSTITUTIONAL FUND INC. -- SMALL COMPANY GROWTH PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCK (CONT'D)
 Telecommunications & Equipment (4.5%)
   Arch Communications Group, Inc. 'D'                               124,900        $    952,363
   General Communication, Inc. 'D'                                   154,500           1,158,750
   Intermedia Communications of Florida, Inc. 'D'                     51,600           2,341,350
   McLeodUSA , Inc. Class A 'D'                                       79,500           2,951,438
   Metromedia Fiber Network, Inc. Class A 'D'                         21,800             523,200
   Stanford Communications, Inc. 'D'                                  79,300           1,923,025
                                                                                    ------------
                                                                                       9,850,126
                                                                                    ------------
 Transportation (5.0%)
   Coach USA, Inc. 'D'                                                60,500           1,799,875
   Heartland Express, Inc. 'D'                                        71,350           1,962,125
   M.S. Carriers, Inc. 'D'                                            45,000           1,140,469
   Mark VII, Inc. 'D'                                                 49,431           1,526,182
   Simon Transportation Services, Inc. 'D'                            79,400           1,766,650
   Swift Transportation Co., Inc. 'D'                                 78,500           2,512,000
                                                                                    ------------
                                                                                      10,707,301
                                                                                    ------------

TOTAL COMMON STOCK (Cost $161,517,058)                                               207,037,717
                                                                                    ------------
                                                                     PAR
                                                                    (000)
                                                                 -----------
REPURCHASE AGREEMENT (6.3%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   10/31/97 at 5.65% to be repurchased at $13,637,418 on
   11/03/97. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from
   $830,000-$50,000,000, 5.125%-8.50%, 01/15/98-11/15/04.
   Market value of collateral is $13,912,258.)
   (Cost $13,631,000)                                            $    13,631          13,631,000
                                                                                    ------------
TOTAL INVESTMENTS (101.3%) (Cost $175,148,058)                                       220,668,717
LIABILITES IN EXCESS OF OTHER ASSETS (1.3%)                                           (2,807,710)
                                                                                    ------------
NET ASSETS (100.0%) (applicable to 13,713,658 shares
outstanding)                                                                        $217,861,007
                                                                                    ------------
                                                                                    ------------
NET ASSET VALUE, Offering and redemption price per share
($217,861,007[div]13,713,658)                                                             $15.89

                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipt

--------------------------------------------------------------------------------
'D' Non-income producing security.
 * Cost for federal income tax purposes is $175,150,891.
# Restricted security.

                See Accompanying Notes to Financial Statements.
                                       28

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (88.4%)
 Argentina (5.1%)
   Banco de Galicia & Buenos Aires SA de CV ADR                        23,400        $   567,084
   Telefonica de Argentina SA ADR                                       7,300            205,312
   YPF SA Sponsored ADR                                                35,000          1,120,000
                                                                                     -----------
                                                                                       1,892,396
                                                                                     -----------
 Australia (2.9%)
   Accor Asia Pacific Co., Ltd.                                       981,200            345,039
   Cue Energy Resources NL 'D'                                      1,989,363            251,841
   Oil Search, Ltd.                                                   117,600            213,387
   Orogen Minerals, Ltd. ADR                                           12,300            268,767
                                                                                     -----------
                                                                                       1,079,034
                                                                                     -----------
 Brazil (6.0%)
   CIA de Saneamento Basico do Estado de Sao Paulo                  4,731,500            875,488
   Companhia de Eletricidade Da Bahia 'D'                           7,591,000            413,116
   Light Participacoes SA 'D'                                         897,000            229,437
   Petroleo Brasileiro SA                                           1,784,500            331,812
   Telecomunicacoes Brasileiras SA Sponsored ADR                        3,900            395,850
                                                                                     -----------
                                                                                       2,245,703
                                                                                     -----------
 Chile (5.6%)
   Banco de A. Edwards ADR                                             36,000            625,500
   Santa Isabel SA ADR                                                 49,200            910,200
   Supermercados Unimarc SA ADR 'D'                                    37,200            558,000
                                                                                     -----------
                                                                                       2,093,700
                                                                                     -----------
 China (5.4%)
   China Hong Kong Photo Products Holdings, Ltd.                      569,400            143,611
   China Southern Airlines Co., Ltd. Class H 'D'                    1,418,000            628,164
   China Telecom, Ltd. 'D'                                            656,000          1,047,869
   Guangshen Railway Co., Ltd.                                        134,000             41,596
   Qingling Motors Co., Ltd. Series H                                 251,300            164,142
                                                                                     -----------
                                                                                       2,025,382
                                                                                     -----------
 Finland (3.2%)
   Hartwall OY AB                                                      14,700          1,206,640
                                                                                     -----------
 France (3.4%)
   Bouygues Offshore SA ADR                                            52,450          1,271,912
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       29

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Hong Kong (5.8%)
   First Pacific Co., Ltd.                                            949,435        $   598,654
   Guangshen Railway Co., Ltd. ADR 'D'                                 37,400            546,975
   Hong Kong Land Holdings, Ltd.                                       35,025             79,857
   Jardine Matheson Holdings, Ltd.                                     67,883            434,451
   Wing Hang Bank, Ltd.                                               194,100            499,591
                                                                                     -----------
                                                                                       2,159,528
                                                                                     -----------
 India (7.7%)
   Hindalco Industries, Ltd. GDR                                       16,700            482,630
   Indo Rama Synthetics GDR                                            10,000             57,340
   Reliance Industries, Ltd. GDS                                       29,700            623,700
   State Bank of India, Ltd. GDR                                       33,600            618,240
   Tata Engineering & Locomotive Co., Ltd. GDR                        103,300          1,074,320
                                                                                     -----------
                                                                                       2,856,230
                                                                                     -----------
 Indonesia (4.4%)
   P.T. Bank NISP                                                     539,200            134,613
   P.T. Hanjaya Mandala Sampoerna                                     344,500            599,650
   P.T. Semen Gresik                                                  942,400            914,951
                                                                                     -----------
                                                                                       1,649,214
                                                                                     -----------
 Israel (6.4%)
   Blue Square Israel Co., Ltd. ADR 'D'                                55,800            648,675
   ECI Telecommunications Limited Designs                              47,200          1,303,900
   Teva Pharmaceutical Industries, Ltd. ADR                             9,200            430,100
                                                                                     -----------
                                                                                       2,382,675
                                                                                     -----------
 Mexico (9.9%)
   Alfa SA de CV Series A                                             100,700            739,469
   Apasco SA de CV                                                     63,000            383,642
   Cintra SA 'D'                                                      705,400            667,077
   Consorcio Hogar SA de CV Series B 'D'                              421,000            779,164
   Fomento Economico Mexicano SA de CV                                 20,000            140,418
   Gruma SA de CV Class B 'D'                                          45,300            177,414
   Grupo Industrial Saltillo SA de CV 'D'                             121,000            390,090
   Panamerican Beverages, Inc. Class A                                 13,700            424,700
                                                                                     -----------
                                                                                       3,701,974
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       30

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Philippines (2.2%)
   Hi Cement Corp.                                                    500,000        $    45,134
   Millicom International Cellular SA ADR 'D'                          15,100            634,200
   Solid Group, Inc.                                                2,155,237            132,536
                                                                                     -----------
                                                                                         811,870
                                                                                     -----------
 Poland (1.1%)
   Bank Slaski SA                                                       7,400            431,047
                                                                                     -----------
 Portugal (4.4%)
   Mota e Companhia SA                                                 57,000            956,213
   Portugal Telecom SA                                                 16,600            681,086
                                                                                     -----------
                                                                                       1,637,299
                                                                                     -----------
 Russia (1.3%)
   The Russian Prosperity Fund A 'D'                                   15,244            476,985
                                                                                     -----------
 Singapore (6.3%)
   DBS Land, Ltd.                                                     397,000            675,530
   Development Bank of Singapore, Ltd.                                125,000          1,166,667
   Keppel Bank                                                        307,200            501,272
                                                                                     -----------
                                                                                       2,343,469
                                                                                     -----------
 South Africa (1.4%)
   De Beers Centenary AG                                               22,062            525,951
                                                                                     -----------
 South Korea (2.7%)
   Korea Housing & Commercial Bank 'D'                                 14,560            162,333
   L.G. Construction Co., Ltd.                                          6,500             57,254
   Pohang Iron & Steel Co., Ltd.                                        2,580            114,223
   Samsung Electronics Co., Ltd.                                        2,600            102,114
   Yukong Co., Ltd.                                                    42,200            568,497
                                                                                     -----------
                                                                                       1,004,421
                                                                                     -----------
 Taiwan (0.2%)
   Wan Hai Lines Co., Ltd.                                             42,465             62,428
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       31

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Thailand (3.0%)
   Hana Microelectronics Public Co., Ltd.                             109,600        $   198,285
   Industrial Finance Corp. of Thailand                               400,600            337,556
   Jasmine International Public Co., Ltd.                              19,000             10,595
   Land and House Public Co., Ltd.                                        204                177
   Precious Shipping Public Co., Ltd.                                  75,032             59,040
   Ruam Pattana Fund II                                             1,342,851            256,257
   Siam Cement Co., Ltd.                                               16,900            143,242
   Thai Military Bank Public Co., Ltd.                                108,500             43,696
   Thai Telephone & Communication Public Co., Ltd. 'D'                280,000             62,454
                                                                                     -----------
                                                                                       1,111,302
                                                                                     -----------

TOTAL COMMON STOCK (Cost $39,200,986)                                                 32,969,160
                                                                                     -----------
CALL OPTIONS (0.0%)
 Singapore (0.0%)
   DBS 50 Index, 01/22/98 (Strike Price $402.7127) 'D'                    412                  0
   DBS 50 Index, 01/23/98 (Strike Price $406.912) 'D'                     400                  0
   DBS 50 Index, 01/26/98 (Strike Price $407.3930652) 'D'                 394                  0
   DBS 50 Index, 02/26/98 (Strike Price $407.3930652) 'D'                  79                  0
                                                                                     -----------
                                                                                               0
                                                                                     -----------
TOTAL CALL OPTIONS (Cost $56,000)                                                              0
                                                                                     -----------
STOCK RIGHTS (0.5%)
 Thailand (0.5%)
   Hana Microelectronics Public Co., Ltd., 12/02/97 'D'
     (Cost $234,665)                                                  109,600            171,123
                                                                                     -----------
                                                                      PAR
                                                                     (000)
CONVERTIBLE BONDS/NOTES (2.1%)
 China (1.0%)
   Qingling Motors, Ltd. 3.50%, 01/22/02                           $      323            363,246
                                                                                     -----------
 South Korea (1.0%)
   Samsung Electronics Co., Ltd. 0.25%, 12/31/06                          390            370,500
                                                                                     -----------
 Thailand (0.1%)
   Bangkok Bank Public Co., Ltd. 3.25%, 03/03/04                          123             59,397
                                                                                     -----------
TOTAL CONVERTIBLE BONDS/NOTES (Cost $878,614)                                            793,143
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       32

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                      PAR
                                                                     (000)              VALUE
REPURCHASE AGREEMENT (6.2%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   10/31/97 at 5.65% to be repurchased at $2,303,084 on
   11/03/97. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from
   $830,000-$50,000,000, 5.125%-8.50%, 01/15/98-11/15/04.
   Market value of collateral is $2,349,499.) (Cost
   $2,302,000)                                                     $    2,302        $ 2,302,000
                                                                                     -----------

TOTAL INVESTMENTS (97.2%) (Cost $42,672,265*)                                         36,235,426
OTHER ASSETS IN EXCESS OF LIABILITIES (2.8%)                                           1,045,877
                                                                                     -----------
NET ASSETS (100.0%) (applicable to 3,983,726 shares outstanding)                     $37,281,303
                                                                                     -----------
                                                                                     -----------
NET ASSET VALUE, offering and redemption price per share
 ($37,281,303[div]3,983,726)                                                               $9.36

                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipt
      GDR = Global Depository Receipt
      GDS = Global Depository Share

--------------------------------------------------------------------------------
'D' Non-income producing security.
 * Cost for federal income tax purposes is $42,765,422.

                See Accompanying Notes to Financial Statements.
                                       33

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- MANAGED EAFE COUNTRIES PORTFOLIO STATEMENT OF NET ASSETS
October 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES            VALUE
                                                                    ---------        ----------
COMMON STOCKS (92.9%)
 Australia (2.1%)
   Burns, Philp & Co., Ltd.                                          151,092         $   79,697
   National Australia Bank, Ltd.                                       1,400             19,151
                                                                                     ----------
                                                                                         98,848
                                                                                     ----------
 Austria (2.3%)
   Boehler-Uddeholm AG                                                   220             15,765
   Radex-Heraklith Industries                                          1,100             42,675
   V.A. Technologie AG                                                   287             50,897
                                                                                     ----------
                                                                                        109,337
                                                                                     ----------
 Denmark (1.0%)
   SAS Danmark AS                                                      2,855             49,150
                                                                                     ----------
 Finland (3.7%)
   Huhtamaki OY Class I                                                1,500             61,708
   Rauma OY                                                            4,785             89,645
   Upm-Kymmene Corp.                                                   1,300             28,900
                                                                                     ----------
                                                                                        180,253
                                                                                     ----------
 France (12.0%)
   Axa-UAP SA                                                          2,300            157,499
   Banque Nationale de Paris                                           2,000             88,414
   Bouygues Offshore SA ADR                                            3,700             89,725
   Compagnie de Saint Gobain                                             713            102,346
   Compagnie Generale des Eaux                                           100             11,667
   Rhone-Poulenc Ltd., Class A                                         1,600             69,761
   Societe Generale d'Entreprises SA                                   2,100             53,808
                                                                                     ----------
                                                                                        573,220
                                                                                     ----------
 Germany (6.2%)
   Deutsche Bank AG                                                      300             19,810
   Fresenius Medical Care AG 'D'                                       1,400            101,049
   Hoechst AG                                                          3,566            136,963
   Schmalbach Lubeca AG                                                  200             37,162
                                                                                     ----------
                                                                                        294,984
                                                                                     ----------
 Hong Kong (1.5%)
   First Pacific Co., Ltd.                                            48,391             30,512
   Wing Hang Bank, Ltd.                                               16,500             42,469
                                                                                     ----------
                                                                                         72,981
                                                                                     ----------
 Ireland (2.6%)
   Kerry Group PLC Class A                                            10,400            125,865
                                                                                     ----------

                See Accompanying Notes to Financial Statements.
                                       34

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- MANAGED EAFE COUNTRIES PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES            VALUE
                                                                    ---------        ----------
COMMON STOCKS (CONT'D)
 Italy (3.9%)
   Assicurazioni Generali SPA                                            600         $   13,410
   Ente Nazionale Idrocarburi SPA                                     10,629             59,751
   Parmalat Finanziaria SPA                                           40,900             56,755
   Telecom Italia SPA                                                  9,000             56,386
                                                                                     ----------
                                                                                        186,302
                                                                                     ----------
 Japan (25.1%)
   Advantest Corp.                                                       800             66,129
   DDI Corp.                                                               6             20,038
   Fuji Bank, Ltd.                                                     7,000             60,480
   Fujikura, Ltd.                                                     10,000             68,539
   Fujitsu, Ltd.                                                       7,000             76,763
   KAO Corp.                                                           5,000             69,785
   Matsushita Electric Works, Ltd.                                     5,000             45,277
   NEC Corp.                                                           7,000             76,763
   Nichiei Co., Ltd.                                                     600             65,797
   Nidec Corp.                                                         1,000             39,046
   Orix Corp.                                                          1,000             68,289
   Rohm Co., Ltd.                                                      1,000             98,862
   Sankyo Co., Ltd.                                                    2,000             65,963
   Shohkoh Fund & Co., Ltd.                                              300             97,200
   Sony Corp.                                                          1,000             82,994
   Sumitomo Bank, Ltd.                                                 5,000             53,169
   Tokyo Electron, Ltd.                                                2,000             99,693
   Yamanouchi Pharmaceutical Co., Ltd.                                 2,000             49,182
                                                                                     ----------
                                                                                      1,203,969
                                                                                     ----------
 Netherlands (2.8%)
   ASM Lithography Holding NV ADR 'D'                                    570             41,753
   Philips Electronics NV                                              1,205             94,179
                                                                                     ----------
                                                                                        135,932
                                                                                     ----------
 New Zealand (2.6%)
   Brierley Investments, Ltd.                                        114,800             88,643
   Fletcher Challenge Forestry                                        35,400             34,168
                                                                                     ----------
                                                                                        122,811
                                                                                     ----------
 Norway (1.4%)
   SAS Norge ASA Series B                                                700             11,769
   Smedvig ASA ADR Class B                                             1,900             55,100
                                                                                     ----------
                                                                                         66,869
                                                                                     ----------

                See Accompanying Notes to Financial Statements.
                                       35

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- MANAGED EAFE COUNTRIES PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES            VALUE
                                                                    ---------        ----------
COMMON STOCKS (CONT'D)
 Singapore (1.1%)
   Development Bank of Singapore, Ltd.                                 5,400         $   50,400
                                                                                     ----------
 Sweden (4.9%)
   ABB AB Series B                                                     3,300             38,054
   Biora AB ADR 'D'                                                    4,800             94,200
   Electrolux AB Series B                                              1,270            104,970
                                                                                     ----------
                                                                                        237,224
                                                                                     ----------
 Switzerland (7.2%)
   Julius Baer Holding AG 'D'                                             65             96,932
   Oerlikon-Buehrle Holding AG 'D'                                     1,454            185,705
   Tag Heuer International SA ADR 'D'                                  5,600             64,400
                                                                                     ----------
                                                                                        347,037
                                                                                     ----------
 United Kingdom (12.5%)
   Biocompatibles International PLC 'D'                                2,880             27,300
   British-Borneo Petroleum Syndicate PLC                              9,900             79,060
   Cookson Group PLC                                                  13,800             55,334
   Hanson PLC                                                          6,300             32,396
   Imperial Chemical Industries PLC                                    3,000             44,291
   Medeva PLC                                                         16,050             55,335
   Orange PLC 'D'                                                     25,000             95,524
   Pilkington PLC                                                     23,900             60,547
   Rolls-Royce PLC                                                    11,700             42,006
   Williams Holdings PLC                                              17,647            105,991
                                                                                     ----------
                                                                                        597,784
                                                                                     ----------

TOTAL COMMON STOCK (Cost $4,613,629)                                                  4,452,966
                                                                                     ----------
STOCK WARRANTS (0.0%)
   Rhone-Poulenc SA Class A, 11/05/01 'D'
     (Cost $2,393)                                                       900              2,926
                                                                                     ----------

                See Accompanying Notes to Financial Statements.
                                       36

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- MANAGED EAFE COUNTRIES PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                       PAR
                                                                      (000)            VALUE
                                                                    ---------        ----------
REPURCHASE AGREEMENT (5.6%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   10/31/97 at 5.65% to be repurchased at $268,126 on
   11/03/97. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from
   $830,000-$50,000,000, 5.125%-8.50%, 01/15/98-11/15/04.
   Market value of collateral is $273,530.) (Cost $268,000)         $    268         $  268,000
                                                                                     ----------
TOTAL INVESTMENTS (98.5%) (Cost $4,884,022*)                                          4,723,892
OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)                                             71,961
                                                                                     ----------
NET ASSETS (100.0%) (applicable to 433,621 shares outstanding)                       $4,795,853
                                                                                     ----------
                                                                                     ----------
NET ASSET VALUE, offering and redemption price per
 share ($4,795,853[div]433,621)                                                          $11.06
                                                                                     ----------
                                                                                     ----------


                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipt
      GDR = Global Depositary Receipt
      GDS = Global Depositary Share

--------------------------------------------------------------------------------
'D' Non-income producing security.
* Cost for federal income tax purposes is $4,884,999.

                See Accompanying Notes to Financial Statements.
                                       37

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
STATEMENT OF NET ASSETS
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (85.4%)
 Aerospace & Defense (4.8%)
   Gulfstream Aerospace Corp. 'D'                                       6,900        $   200,100
   Litton Industries, Inc. 'D'                                          3,100            157,325
   Lockheed Martin Corp.                                                1,900            180,619
   Raytheon Co.                                                         3,900            211,575
                                                                                     -----------
                                                                                         749,619
                                                                                     -----------
 Banks & Savings & Loans (2.9%)
   Bank of New York Co., Inc.                                           2,400            112,950
   Citicorp                                                             2,700            337,669
                                                                                     -----------
                                                                                         450,619
                                                                                     -----------
 Building & Building Materials (1.7%)
   USG Corp. 'D'                                                        5,700            268,969
                                                                                     -----------
 Business Services (0.7%)
   Deluxe Corp.                                                         1,700             55,675
   H & R Block, Inc.                                                    1,500             55,500
                                                                                     -----------
                                                                                         111,175
                                                                                     -----------
 Capital Equipment (5.6%)
   AlliedSignal, Inc.                                                   4,000            144,000
   American Standard Co, Inc. 'D'                                       3,700            132,275
   Cummins Engine Co., Inc.                                             2,000            121,875
   Dresser Industries, Inc.                                             1,400             58,975
   Emerson Electric Co.                                                 2,100            110,119
   Ingersoll-Rand Co.                                                   2,850            110,972
   ITT Industries, Inc.                                                 6,300            198,844
                                                                                     -----------
                                                                                         877,060
                                                                                     -----------
 Chemicals (3.6%)
   Ferro Corp.                                                          2,100             78,619
   Olin Corp.                                                           3,700            168,119
   Rhone-Poulenc SA Series A ADR                                        1,900             80,275
   Union Carbide Corp.                                                  5,000            228,437
                                                                                     -----------
                                                                                         555,450
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       38

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Computers (6.6%)
   Automatic Data Processing, Inc.                                      5,600        $   286,300
   Hewlett-Packard Co.                                                  2,500            154,219
   International Business Machines Corp.                                3,500            343,219
   Seagate Technology, Inc. 'D'                                         5,600            151,900
   Sun Microsystems, Inc. 'D'                                           2,500             85,625
                                                                                     -----------
                                                                                       1,021,263
                                                                                     -----------
 Conglomerates (2.4%)
   Harsco Corp.                                                         3,500            145,250
   United Technologies Corp.                                            3,200            224,000
                                                                                     -----------
                                                                                         369,250
                                                                                     -----------
 Consumer Durables (5.3%)
   Chrysler Corp.                                                      12,400            437,099
   Ford Motor Co.                                                       4,700            205,331
   Maytag Corp.                                                         2,400             80,100
   Volvo AB Class B ADR                                                 4,100            106,600
                                                                                     -----------
                                                                                         829,130
                                                                                     -----------
 Consumer Non-Durables (2.2%)
   Newell Co.                                                           1,800             69,075
   Premark International, Inc.                                          1,000             27,000
   RJR Nabisco Holdings Corp.                                           3,600            114,075
   Unilever NV                                                          2,600            138,775
                                                                                     -----------
                                                                                         348,925
                                                                                     -----------
 Electronics (0.6%)
   Western Digital Corp.                                                2,900             86,819
                                                                                     -----------
 Energy (7.5%)
   British Petroleum Co. PLC ADR                                        5,100            447,525
   Exxon Corp.                                                          4,900            301,044
   Mobil Corp.                                                          1,600            116,500
   Pioneer Natural Resources Co.                                        2,500            100,156
   Total SA ADR                                                         3,600            199,800
                                                                                     -----------
                                                                                       1,165,025
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       39

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Financial Services (7.0%)
   American Express Co.                                                   750        $    58,500
   Fannie Mae                                                           3,500            169,531
   Freddie Mac                                                          3,000            113,625
   General Re Corp.                                                       300             59,156
   Household International, Inc.                                          900            101,925
   Lehman Brothers Holdings, Inc.                                       2,000             94,125
   MBIA, Inc.                                                           2,500            149,375
   Provident Companies, Inc.                                            3,400            113,475
   Terra Nova Bermuda Holdings, Ltd. Class A                            2,800             72,450
   USF&G Corp.                                                          3,100             62,775
   W. R. Berkley Corp.                                                  2,400             98,700
                                                                                     -----------
                                                                                       1,093,637
                                                                                     -----------
 Food, Beverages & Tobacco (5.8%)
   Anheuser-Busch Companies, Inc.                                       5,700            227,644
   PepsiCo, Inc.                                                        3,400            125,162
   Philip Morris Co., Inc.                                              7,300            289,262
   Ralston Purina Group                                                 1,000             89,750
   Sara Lee Corp.                                                       2,000            102,250
   Swedish Match Co. AB ADR 'D'                                         2,300             71,875
                                                                                     -----------
                                                                                         905,943
                                                                                     -----------
 Healthcare (3.2%)
   Baxter International, Inc.                                           3,400            157,250
   Foundation Health Systems, Inc. Class A 'D'                          2,100             60,375
   Tenet Healthcare Corp. 'D'                                           3,800            116,137
   Trigon Healthcare, Inc. 'D'                                          2,300             56,206
   Wellpoint Health Networks, Inc. 'D'                                  2,500            114,375
                                                                                     -----------
                                                                                         504,343
                                                                                     -----------
 Industrial Mfg. & Processing (0.4%)
   Eaton Corp.                                                            700             67,637
                                                                                     -----------
 Leisure & Entertainment (0.8%)
   Polaroid Corp.                                                       2,600            116,837
                                                                                     -----------
 Lodging & Restaurants (1.3%)
   La Quinta Inns, Inc.                                                11,000            196,625
                                                                                     -----------
 Metals & Mining (2.1%)
   Alumax, Inc. 'D'                                                     6,300            204,750
   Aluminum Company of America                                          1,600            116,800
                                                                                     -----------
                                                                                         321,550
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       40

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Office Equipment & Supplies (0.7%)
   Pitney Bowes, Inc.                                                   1,400        $   111,037
                                                                                     -----------
 Oil Services (4.1%)
   Noble Drilling Corp. 'D'                                             6,000            213,375
   Reading & Bates Corp. 'D'                                            2,500            105,937
   Transocean Offshore, Inc.                                            3,200            172,800
   Western Atlas, Inc. 'D'                                              1,600            137,900
                                                                                     -----------
                                                                                         630,012
                                                                                     -----------
 Pharmaceuticals (2.8%)
   American Home Products Corp.                                         2,700            200,137
   Merck & Co., Inc.                                                    2,700            240,975
                                                                                     -----------
                                                                                         441,112
                                                                                     -----------
 Retail (5.9%)
   Carson Pirie Scott & Co. 'D'                                         2,200            106,012
   Federated Department Stores, Inc. 'D'                                5,900            259,600
   May Department Stores Co.                                            2,100            113,138
   Neiman-Marcus Group, Inc. 'D'                                        2,500             82,969
   Payless ShoeSource, Inc. 'D'                                         2,700            150,525
   Rite Aid Corp.                                                         600             35,625
   Wal-Mart Stores, Inc.                                                4,900            172,113
                                                                                     -----------
                                                                                         919,982
                                                                                     -----------
 Telecommunications & Equipment (4.3%)
   ALLTEL Corp.                                                         1,900             67,213
   Ameritech Corp.                                                      2,100            136,500
   Bell Atlantic Corp.                                                  3,359            268,300
   SBC Communications, Inc.                                             3,200            203,600
                                                                                     -----------
                                                                                         675,613
                                                                                     -----------
 Transportation (1.4%)
   Burlington Northern Santa Fe Corp.                                   1,000             95,000
   CSX Corp.                                                            2,200            120,313
                                                                                     -----------
                                                                                         215,313
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       41

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Utilities-Electric (1.7%)
   Allegheny Energy, Inc.                                               1,900        $    53,675
   American Electric Power Co., Inc.                                    2,000             94,500
   DQE, Inc.                                                              600             18,563
   Entergy Corp.                                                        2,200             53,763
   Illinova Corp.                                                       2,000             44,500
                                                                                     -----------
                                                                                         265,001
                                                                                     -----------

TOTAL COMMON STOCK (Cost $13,551,263)                                                 13,297,946
                                                                                     -----------
CONVERTIBLE PREFERRED STOCK (3.8%)
 Communications & Media (0.6%)
   AirTouch Communications, Inc. Series B (Callable 08/16/99
     @ $35.96)                                                          2,800             97,825
                                                                                     -----------
 Financial Services (1.8%)
   Allstate Corp. Exchangable Notes (Callable 04/15/98 @
     $41.50)                                                            5,600            278,950
                                                                                     -----------
 Pharmaceuticals (0.5%)
   Merrill Lynch Series IGL 6.25% (Callable 07/01/01 @
     $46.28)                                                            2,200             79,475
                                                                                     -----------
 Real Estate (0.9%)
   Equity Residential Properties 7.25%                                  5,400            135,338
                                                                                     -----------
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $587,882)                                        591,588
                                                                                     -----------
RIGHTS AND WARRANTS (0.0%)
 Chemicals (0.0%)
   Rhone-Poulenc SA ADR Wts., 11/05/01 (Cost $1,541)                      700              2,100
                                                                                     -----------
                                                                      PAR
CONVERTIBLE BONDS (1.0%)                                             (000)
   Costco Companies, Inc. 0.00%, 08/19/17 (Callable 08/19/02
     at $59.425) (Putable 08/19/02 at $59.425)                     $      100             53,625
   Rite Aid Corp. 5.25%, 9/15/02 (Callable 09/15/00 at
     $102.10)                                                             100            107,750
                                                                                     -----------
TOTAL CONVERTIBLE BONDS (Cost $162,292)                                                  161,375
                                                                                     -----------
REPURCHASE AGREEMENT (11.0%)

   Repurchase agreement with Goldman, Sachs & Co. dated
   10/31/97 at 5.65% to be repurchased at $1,706,803 on
   11/03/97. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from
   $830,000-$50,000,000, 5.125%-8.50%, 01/15/98-11/15/04.
   Market value of collateral is $1,741,201.) (Cost
   $1,706,000)                                                          1,706          1,706,000
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       42

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                                        VALUE

TOTAL INVESTMENTS (101.2%) (Cost $16,008,978)                                        $15,759,009
LIABILITIES IN EXCESS OF OTHER ASSETS (1.2%)                                           (194,131)
                                                                                     -----------
NET ASSETS (100.0%) (applicable to 1,463,512 shares outstanding)                     $15,564,878
NET ASSET VALUE, offering and redemption price per share
 ($15,564,878[div]1,463,512)                                                              $10.64
                                                                                     -----------
                                                                                     -----------


                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipt

--------------------------------------------------------------------------------
'D' Non-income producing security.
 * Cost for federal income tax purposes is $16,019,109.

                See Accompanying Notes to Financial Statements.
                                       43

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997
--------------------------------------------------------------------------------

ASSETS

   Investments at value (Cost $1,141,817,806)                                 $1,133,778,151
   Receivable for investments sold (Cost $55,355,779)                             55,376,739
   Receivable for unrealized gains on forward contracts                            6,586,212
   Dividends, interest, and reclaims receivable (Cost $4,653,739)                  4,629,461
   Receivable for fund shares sold                                                   589,599
   Foreign currency (Cost $483,681)                                                  482,536
   Other assets                                                                        8,848
                                                                              --------------
       TOTAL ASSETS                                                            1,201,451,546
                                                                              --------------

LIABILITIES

   Payable for investments purchased (Cost $23,782,780)                           23,955,238
   Payable for realized loss on Korean equity swap                                 3,109,678
   Payable for realized loss on forward contracts                                  1,382,857
   Accrued expenses payable                                                        1,343,763
   Other liabilities                                                               1,059,080
   Payable for unrealized loss on Korean equity swap                                 666,131
   Payable for fund shares redeemed                                                  117,995
                                                                              --------------
       TOTAL LIABILITIES                                                          31,634,742
                                                                              --------------

NET ASSETS, applicable to 70,860,673 shares outstanding                       $1,169,816,804
                                                                              --------------
                                                                              --------------

NET ASSET VALUE, offering and redemption price per share
 ($1,169,816,804[div]70,860,673)                                                      $16.51
                                                                                     -------
                                                                                     -------

                See Accompanying Notes to Financial Statements.
                                       44

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENT OF OPERATIONS
For the Year or Period Ended October 31, 1997
--------------------------------------------------------------------------------

                        INTERNATIONAL EQUITY     SMALL COMPANY      EMERGING MARKETS     MANAGED EAFE'r'            VALUE
                             PORTFOLIO          GROWTH PORTFOLIO       PORTFOLIO      COUNTRIES PORTFOLIO(1)     PORTFOLIO(2)
                        --------------------  --------------------  ----------------  ----------------------  ------------------

INVESTMENT INCOME:
   Dividends                $ 21,343,980          $    169,981        $    606,274          $   21,437            $   49,086
   Interest                    3,651,524               550,271             277,856              14,585                20,704
   Foreign taxes
     withheld                 (2,224,024)                    0             (67,555)             (2,328)                    0
                                --------              --------            --------             -------               -------

       Total investment
        income                22,771,480               720,252             816,575              33,694                69,790
                                --------              --------            --------             -------               -------
EXPENSES:
   Investment advisory         9,423,008             1,405,403             376,368              12,662                22,250
   Administrative
     services                  2,141,814               312,312              82,801               3,482                 5,933
Custodian/Sub-Custodian          870,021                44,132              52,577              14,446                12,570
   Directors                       4,000                 2,271                 667                 938                   500
   Insurance                      19,608                 1,807                 393                  11                   500
   Interest                       10,348                 1,328                 125                   8                     0
Offering/Organizational
     Costs                        19,480                16,463              67,291              58,193                13,480
   Professional
     Services                    119,053                23,426              12,003              14,132                 4,513
   Registration                  119,475                43,790              20,518               7,024                 6,038
   Transfer Agent                  6,785                   614                  34                 146                   209
   Miscellaneous                 115,660                15,065               8,278               9,873                 5,668
                                --------              --------            --------             -------               -------
                              12,849,252             1,866,611             621,055             120,915                71,661
   Less: fees waived,
     expenses
     reimbursed and
     transfer agent
     offsets                  (1,659,430)             (320,667)           (150,594)           (105,879)              (49,411)
                                --------              --------            --------             -------               -------
       Total expenses         11,189,822             1,545,944             470,461              15,036                22,250
                                --------              --------            --------             -------               -------
        Net investment
          income (loss)       11,581,658              (825,692)            346,114              18,658                47,540
                                --------              --------            --------             -------               -------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 FROM INVESTMENTS AND
 FOREIGN CURRENCY
 RELATED ITEMS:
   Net realized gain
     (loss) from
     security and other
     related
     transactions             58,513,022            (1,525,965)          2,515,798              91,300                69,262
   Net realized gain
     (loss) from
     foreign currency
     related items            23,820,080                     0            (144,915)             (1,829)                    0
   Net change in
     unrealized
     appreciation
     (depreciation)
     from investments
     and foreign
     currency related
     items                   (39,639,490)           42,310,135          (6,041,288)           (144,276)             (249,969)
                                --------              --------            --------             -------               -------
   Net realized and
     unrealized gain
     (loss) from
     investments and
     foreign currency
     related items            42,693,612            40,784,170          (3,670,405)            (54,805)             (180,707)
                                --------              --------            --------             -------               -------
   Net increase
     (decrease) in net
     assets resulting
     from operations        $ 54,275,270          $ 39,958,478        $ (3,324,291)         $  (36,147)           $ (133,167)
                                --------              --------            --------             -------               -------
                                --------              --------            --------             -------               -------

--------------------------------------------------------------------------------
(1) For the period March 31, 1997 (Commencement of Operations) through October 31, 1997.
(2) For the period June 30, 1997 (Commencement of Operations) through October 31, 1997.

                See Accompanying Notes to Financial Statements.
                                       45

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   INTERNATIONAL EQUITY PORTFOLIO
                                                                 -----------------------------------
                                                                     FOR THE            FOR THE
                                                                    YEAR ENDED         YEAR ENDED
                                                                 OCTOBER 31, 1997   OCTOBER 31, 1996
                                                                 ----------------   ----------------

FROM OPERATIONS:
   Net investment income (loss)                                   $   11,581,658      $  7,382,576
   Net realized gain (loss) from security and other related
     transactions                                                     58,513,022        19,372,193
   Net realized gain (loss) from foreign currency related items       23,820,080        21,564,400
   Net change in unrealized appreciation (depreciation) from
     investments
     and foreign currency related items                              (39,639,490)        4,818,352
                                                                 ----------------   ----------------
       Net increase (decrease) in net assets resulting from
         operations                                                   54,275,270        53,137,521
                                                                 ----------------   ----------------

FROM DISTRIBUTIONS:
   Dividends from net investment income                               (7,904,857)      (17,882,333)
   Distributions from realized gains                                 (29,169,050)                0
                                                                 ----------------   ----------------
       Net decrease in net assets from distributions                 (37,073,907)      (17,882,333)
                                                                 ----------------   ----------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                      383,795,316       430,798,265
   Reinvested dividends                                               32,747,095        13,380,860
   Net asset value of shares redeemed                               (201,370,170)      (49,750,004)
                                                                 ----------------   ----------------
       Net increase in net assets from capital share
         transactions                                                215,172,241       394,429,121
                                                                 ----------------   ----------------
       Net increase in net assets                                    232,373,604       429,684,309

NET ASSETS:
   Beginning of period                                               937,443,200       507,758,891
                                                                 ----------------   ----------------
   End of period                                                  $1,169,816,804      $937,443,200
                                                                 ----------------   ----------------
                                                                 ----------------   ----------------

UNDISTRIBUTED NET INVESTMENT INCOME:                              $   14,484,339      $ 18,518,234
                                                                 ----------------   ----------------
                                                                 ----------------   ----------------

                See Accompanying Notes to Financial Statements.
                                       46

--------------------------------------------------------------------------------

                                                                                              MANAGED EAFE'r'
              SMALL COMPANY GROWTH PORTFOLIO             EMERGING MARKETS PORTFOLIO         COUNTRIES PORTFOLIO
          ---------------------------------------  --------------------------------------  ---------------------
                               FOR THE PERIOD                           FOR THE PERIOD        FOR THE PERIOD
                              DECEMBER 29, 1995                       SEPTEMBER 30, 1996      MARCH 31, 1997
              FOR THE         (COMMENCEMENT OF         FOR THE         (COMMENCEMENT OF      (COMMENCEMENT OF
             YEAR ENDED      OPERATIONS) THROUGH      YEAR ENDED     OPERATIONS) THROUGH    OPERATIONS) THROUGH
          OCTOBER 31, 1997    OCTOBER 31, 1996     OCTOBER 31, 1997    OCTOBER 31, 1996      OCTOBER 31, 1997
          ----------------  ---------------------  ----------------  --------------------  ---------------------

            $   (825,692)        $   (53,997)        $    346,114        $     37,630           $    18,658
              (1,525,965)           (783,063)           2,515,798              (5,175)               91,300
                       0                   0             (144,915)              5,335                (1,829)

              42,310,135           3,210,524           (6,041,288)           (439,668)             (144,276)
          ----------------        ----------       ----------------        ----------              --------
              39,958,478           2,373,464           (3,324,291)           (401,878)              (36,147)
          ----------------        ----------       ----------------        ----------              --------

                       0                   0             (208,151)                  0                     0
                       0                   0               (5,335)                  0                     0
          ----------------        ----------       ----------------        ----------              --------
                       0                   0             (213,486)                  0                     0
          ----------------        ----------       ----------------        ----------              --------

             109,080,019          94,452,619           14,718,591          30,000,000             4,832,000
                       0                   0              213,486                   0                     0
             (28,004,573)                  0           (3,811,119)                  0                     0
          ----------------        ----------       ----------------        ----------              --------
              81,075,446          94,452,619           11,120,958          30,000,000             4,832,000
          ----------------        ----------       ----------------        ----------              --------
             121,033,924          96,826,083            7,583,181          29,598,122             4,795,853

              96,827,083               1,000           29,698,122             100,000                     0
          ----------------        ----------       ----------------        ----------              --------
            $217,861,007         $96,827,083         $ 37,281,303        $ 29,698,122           $ 4,795,853
          ----------------        ----------       ----------------        ----------              --------
          ----------------        ----------       ----------------        ----------              --------

            $          0         $         0         $   (218,637)       $     42,965           $    62,604
          ----------------        ----------       ----------------        ----------              --------
          ----------------        ----------       ----------------        ----------              --------

                   VALUE
                 PORTFOLIO
           ---------------------
              FOR THE PERIOD
               JUNE 30, 1997
             (COMMENCEMENT OF
            OPERATIONS) THROUGH
             OCTOBER 31, 1997
           ---------------------
                $    47,540
                     69,262
                          0
                   (249,969)
                 ----------
                   (133,167)
                 ----------
                          0
                          0
                 ----------
                          0
                 ----------
                 16,031,704
                          0
                   (333,659)
                 ----------
                 15,698,045
                 ----------
                 15,564,878
                          0
                 ----------
                $15,564,878
                 ----------
                 ----------
                $    60,177
                 ----------
                 ----------

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED
                                                                         OCTOBER 31,
                                                      --------------------------------------------------
                                                       1997       1996       1995       1994       1993
                                                      ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD                  $16.14     $15.10     $16.34     $13.49     $ 9.62
                                                      ------     ------     ------     ------     ------
   Income from Investment Operations:
   Net Investment Income                                 .20        .26        .15        .17        .10
   Net Gain/(Loss) from Securities and Foreign
     Currency Related Items (both realized and
     unrealized)                                         .78       1.28       (.64)      2.87       3.87
                                                      ------     ------     ------     ------     ------
       Total from Investment Operations                  .98       1.54       (.49)      3.04       3.97
                                                      ------     ------     ------     ------     ------
   Less Distributions:
   Dividends from net investment income                 (.13)      (.50)      (.18)      (.07)      (.10)
   Distributions from net realized gains                (.48)       .00       (.57)      (.12)       .00
                                                      ------     ------     ------     ------     ------
       Total Distributions                              (.61)      (.50)      (.75)      (.19)      (.10)
                                                      ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                        $16.51     $16.14     $15.10     $16.34     $13.49
                                                      ------     ------     ------     ------     ------
                                                      ------     ------     ------     ------     ------
Total Return                                            6.20%     10.48%     (2.83%)    22.62%     41.61%

RATIOS /SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                      $1,169,817 $937,443   $507,759   $331,297   $109,280

Ratios to average daily net assets:
   Operating expenses                                    .95%@      .96%@      .95%       .95%       .95%
   Net investment income                                 .98%      1.05%      1.20%       .59%       .75%
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements.               .14%       .18%       .23%       .29%       .44%
Portfolio Turnover Rate                                69.99%     29.91%     39.70%     19.34%     19.40%
Average Commission Rate #                             $.0169     $.0154         --         --         --

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .00% and .01% for the years ended October 31, 1997 and 1996, respectively. The operating expense ratio after reflecting these arrangements were .95% and .95% for the years ended October 31, 1997 and 1996, respectively.
'D' Non-annualized.
* Annualized.

# Calculated by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charge. The average commission rate is not required for fiscal years beginning before September 1, 1995.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)
Taxable dividends paid by the Portfolio on a per share basis were as follows:

     Ordinary income                       $.45
     Long-term capital gain                 .16

Because the Portfolio's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                  DECEMBER 29, 1995
                                                             FOR THE YEAR         (COMMENCEMENT OF
                                                                ENDED            OPERATIONS) THROUGH
                                                           OCTOBER 31, 1997       OCTOBER 31, 1996
                                                           ----------------      -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $12.92                 $ 10.00
                                                                 -----                   -----
   Income from Investment Operations:

   Net Investment Loss                                            (.05)                   (.01)

   Net Gain on Securities
     (both realized and unrealized)                               3.02                    2.93
                                                                 -----                   -----

       Total from Investment Operations                           2.97                    2.92
                                                                 -----                   -----

NET ASSET VALUE, END OF PERIOD                                  $15.89                 $ 12.92
                                                                 -----                   -----
                                                                 -----                   -----
Total Return                                                     22.99%                  29.20%'D'

RATIOS /SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                              $217,861                 $96,827

Ratios to average daily net assets:
   Operating expenses                                              .99%@                   .99%@*
   Net investment loss                                            (.53)%                  (.18%)*
   Decrease reflected in above operating expense
     ratios due to
     waivers/reimbursements                                        .20%                    .69%*
Portfolio Turnover Rate                                          91.59%                  57.38%'D'
Average Commission Rate #                                       $.0526                  $.0560

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
'D' Non-annualized.
* Annualized.

# Calculated by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charge. The average commission rate is not required for fiscal years beginning before September 1, 1995.

                See Accompanying Notes to Financial Statements.
                                       49

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                 SEPTEMBER 30, 1996
                                                                                  (COMMENCEMENT OF
                                                             FOR THE YEAR           OPERATIONS)
                                                                ENDED                 THROUGH
                                                           OCTOBER 31, 1997       OCTOBER 31, 1996
                                                           ----------------      ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 9.86                 $10.00
                                                                 -----                  -----
   Income from Investment Operations:
   Net Investment Income                                           .10                   0.01
   Net Gain/(Loss) from Securities and Foreign
     Currency Related Items
     (both realized and unrealized)                               (.53)                 (0.15)
                                                                 -----                  -----
       Total from Investment Operations                           (.43)                 (0.14)
                                                                 -----                  -----
   Less Distributions:
   Dividends from net investment income                           (.02)                   .00
   Distributions from net realized gain                           (.05)                   .00
                                                                 -----                  -----
       Total Distributions                                        (.07)                   .00
                                                                 -----                  -----
NET ASSET VALUE, END OF PERIOD                                  $ 9.36                 $ 9.86
                                                                 -----                  -----
                                                                 -----                  -----
Total Return                                                     (4.43%)                (1.40%)'D'

RATIOS /SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                               $37,281                $29,698

Ratios to average daily net assets:
   Operating expenses                                             1.25%@                 1.25%@*
   Net investment income                                           .92%                  1.75%*
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                          .40%                  2.18%*
Portfolio Turnover Rate                                         107.21%                  2.39%'D'
Average Commission Rate #                                       $.0042                 $.0120

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
'D' Non-annualized.
* Annualized.

# Calculated by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charge. The average commission rate is not required for fiscal years beginning before September 1, 1995.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

Taxable dividends paid by the Portfolio on a per share basis were as follows:

     Ordinary income                       $.07

Because the Portfolio's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- MANAGED EAFE'r' COUNTRIES PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                             MARCH 31, 1997
                                                                            (COMMENCEMENT OF
                                                                           OPERATIONS) THROUGH
                                                                            OCTOBER 31, 1997
                                                                           -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                   -----
   Income from Investment Operations:
   Net Investment Income                                                             .08
   Net Gain from Securities and Foreign Currency Related Items (both
     realized and unrealized)                                                        .98
                                                                                   -----
       Total from Investment Operations                                             1.06
                                                                                   -----

NET ASSET VALUE, END OF PERIOD                                                   $ 11.06
                                                                                   -----
                                                                                   -----
Total Return                                                                       10.60%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                                 $ 4,796

Ratios to average daily net assets:
   Operating expenses                                                                .95%@*
   Net investment income                                                            1.18*
   Decrease reflected in above operating expense ratios due to
     waivers/reimbursements                                                         6.69%*
Portfolio Turnover Rate                                                            30.29%'D'
Average Commission Rate #                                                         $.0251

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

'D' Non-annualized.
* Annualized.

# Calculated by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charge. The average commission rate is not required for fiscal years beginning before September 1, 1995.

                See Accompanying Notes to Financial Statements.
                                       51

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                              JUNE 30, 1997
                                                                            (COMMENCEMENT OF
                                                                           OPERATIONS) THROUGH
                                                                            OCTOBER 31, 1997
                                                                           -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                   -----
   Net investment income                                                             .03
   Net unrealized and realized gain on securities                                    .61
                                                                                   -----
       Total from Investment Operations                                              .64
                                                                                   -----

NET ASSET VALUE, END OF PERIOD                                                   $ 10.64
                                                                                   -----
                                                                                   -----
Total Return                                                                        6.40%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                                 $15,565

Ratios to average daily net assets:
   Operating expenses                                                                .75%*
   Net investment income/(loss)                                                     1.60%*
   Decrease reflected in above operating expense ratios due to
     waivers/reimbursements                                                         1.67%*
Portfolio Turnover Rate (Annualized)                                               34.81%'D'
Average Commission Rate #                                                         $.0599

--------------------------------------------------------------------------------

'D' Non-annualized.
* Annualized.

# Calculated by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charge. The average commission rate is not required for fiscal years beginning before September 1, 1995.

                See Accompanying Notes to Financial Statements.
                                       52

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1997
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Institutional Fund, Inc. (the 'Fund') is an open-end management investment company and currently offers nine managed investment funds (the 'Portfolios'): International Equity Portfolio, which commenced operations on September 1, 1992, seeks long-term capital appreciation by investing in common stocks and securities convertible into or exchangeable for common stocks of non-United States issuers; Small Company Growth Portfolio, which commenced operations on December 29, 1995, seeks capital growth by investing primarily in equity securities of small-sized domestic companies; Global Fixed Income Portfolio, which as of October 31, 1997, had not commenced operations, seeks to maximize total investment return consistent with prudent investment management while preserving capital by investing in bonds, debentures and notes of United States and foreign issuers; Emerging Markets Portfolio, which commenced operations on September 30, 1996, seeks growth of capital by investing primarily in equity securities of companies in emerging securities markets; Managed EAFE'r' Countries Portfolio which commenced operations on March 31, 1997, seeks long-term capital appreciation by investing in common stocks, warrants and securities convertible into or exchangeable for common stocks of issuers having their principal business activities and interests in foreign countries included in the Morgan Stanley Capital International EAFE'r' Index; and Value Portfolio, which commenced operations on June 30, 1997, seeks total return by investing primarily in equity securities of large-sized domestic companies. The Japan Growth, Post-Venture Capital and Small Company Value Portfolios, which commenced operations on October 31, 1997, are contained in a separate Annual Report.

   The net asset values of the Portfolios are determined daily as of the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

   When a Portfolio writes or purchases a call or a put option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Portfolio realizes a gain or loss equal to the amount of the premium received or paid. When the Portfolio exercises an option or enters into a closing transaction by purchasing or selling an offsetting

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D) option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

   The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   The Portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things, fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the imposition of other foreign laws and restrictions. Securities of foreign issuers are often subject to less rigorous regulatory practices and requirements than those applied in the United States and may also be less liquid (and their prices more volatile) than securities of comparable U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in many respects.

   A Portfolio's investments in securities of issuers located in less developed countries considered to be 'emerging markets' involve risks in addition to those generally applicable to foreign securities. Investments in the securities of issuers located in emerging markets expose the Portfolio to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. The typically small size of the markets for securities of issuers located in emerging markets may also result in a lack of liquidity and greater price volatility.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is the Fund's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

   Costs incurred in connection with organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Portfolio commenced its operations.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Portfolio, along with other funds advised by Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ('Warburg') (collectively the 'Warburg Funds'), transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   The Warburg Funds have established committed and uncommitted lines of credit facilities with certain banks for temporary or emergency purposes primarily relating to fund share redemptions and funding payments of dividend or capital gain distributions. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .10% per annum on the amount of the line of credit. In addition, under the terms of both the committed and uncommitted facilities, the Warburg Funds will pay interest on borrowings at the banks base rate plus .55%. Aggregate borrowings for each fund under these credit facilities may not exceed the lower of (a) the maximum amount permitted by such fund's investment policies and restrictions or (b) thirty three and one-third percent (33 1/3%) of such fund's total assets. At October 31, 1997, there were no outstanding balances under these line of credit facilities for any of the Portfolios.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D) statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense. For the period ended October 31, 1997, the Portfolios received credits or reimbursements under this arrangement as follows:

               FUND                                                         AMOUNT
----------------------------------                                      --------------
International Equity                                                       $ 32,078
Small Company Growth                                                          5,774
Emerging Markets                                                              1,798
Managed EAFE'r'                                                                  11
Value                                                                             0

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Portfolio's investment adviser. For its investment advisory services, Warburg is entitled to receive the following fees computed daily and payable monthly based on each Portfolio's average daily net assets:

                   PORTFOLIO                                   ANNUAL RATE
------------------------------------------------    ----------------------------------
International Equity                                .80% of average daily net assets
Small Company Growth                                .90% of average daily net assets
Emerging Markets                                    1.00% of average daily net assets
Managed EAFE'r' Countries                           .80% of average daily net assets
Value                                               .75% of average daily net assets

   For the year or period ended October 31, 1997, investment advisory fees, waivers and reimbursements were as follows:

                              GROSS                             NET             EXPENSE
       PORTFOLIO           ADVISORY FEE       WAIVER        ADVISORY FEE     REIMBURSEMENTS
-----------------------    ------------     -----------     ------------     --------------
International Equity        $9,423,008      $(1,627,352)     $7,795,656         $      0
Small Company Growth         1,405,403         (314,893)      1,090,510                0
Emerging Markets               376,368         (103,632)        272,736                0
Managed EAFE'r'
 Countries                      12,662          (12,662)              0          (91,307)
Value                           22,250          (22,250)              0          (24,195)

   Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Portfolio's co-administrators. For its administrative services, CFSI receives a fee calculated at an annual rate of
 .10% of

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------
the Portfolios' average daily net assets. For the year or period ended October 31, 1997, administrative services fees earned by CFSI were as follows:

                      PORTFOLIO                           CO-ADMINISTRATION FEE
------------------------------------------------------    ---------------------
International Equity                                           $ 1,177,876
Small Company Growth                                               156,156
Emerging Markets                                                    37,637
Managed EAFE'r' Countries                                            1,583
Value                                                                2,967

   For its administrative services for the Small Company Growth Portfolio and the Value Portfolio, PFPC currently receives a fee calculated at an annual rate of .10% on each Fund's first $500 million in average daily net assets, .075% on the next $1 billion in average daily net assets and .05% of average daily net assets in excess of $1.5 billion. For the International Equity Portfolio, the Emerging Markets Portfolio and the Managed EAFE'r' Countries Portfolio, PFPC receives a fee based on the following fee structure:

AVERAGE DAILY NET ASSETS                                        ANNUAL RATE
-------------------------------------------------    ---------------------------------
First $250 million                                   .12% of average daily net assets
Second $250 million                                  .10% of average daily net assets
Third $250 million                                   .08% of average daily net assets
Over $750 million                                    .05% of average daily net assets

   For the year or period ended October 31, 1997, administrative service fees earned and waived by PFPC were as follows:

                                                                               NET
        PORTFOLIO             CO-ADMINISTRATION FEE      WAIVER       CO-ADMINISTRATION FEE
--------------------------    ---------------------     ---------     ---------------------
International Equity                $ 963,938           $       0           $ 963,938
Small Company Growth                  156,156                   0             156,156
Emerging Markets                       45,164             (45,164)                  0
Managed EAFE'r' Countries               1,899              (1,899)                  0
Value                                   2,966              (2,966)                  0

   Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, acts as distributor of each Portfolio's shares. No compensation is payable by the Portfolios to CSI for its distribution services.

3. INVESTMENTS IN SECURITIES

   Purchases and sales of investment securities for the year or period ended October 31, 1997 (excluding short-term investments) were as follows:

                   PORTFOLIO                         PURCHASES          SALES
------------------------------------------------    ------------     ------------
International Equity                                $896,759,221     $759,460,078
Small Company Growth                                 208,117,866      134,645,174
Emerging Markets                                      45,539,886       36,871,107
Managed EAFE'r' Countries                              5,191,865          668,200
Value                                                 16,625,767        2,392,156

   At October 31, 1997, the net unrealized appreciation from investments for those securities having an excess of value over cost and net depreciation from

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

3. INVESTMENTS IN SECURITIES (CONT'D)
investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                          NET UNREALIZED
                                        UNREALIZED       UNREALIZED        APPRECIATION
             PORTFOLIO                 APPRECIATION     DEPRECIATION      (DEPRECIATION)
-----------------------------------    ------------     -------------     --------------
International Equity                   $128,837,344     $(137,753,257)     $ (8,915,913)
Small Company Growth                     48,246,293        (2,728,467)       45,517,826
Emerging Markets                          2,146,869        (8,676,865)       (6,529,996)
Managed EAFE'r' Countries                   236,837          (397,944)         (161,107)
Value                                       403,733          (663,833)         (260,100)

4. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Portfolio will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

   At October 31, 1997, the International Equity Portfolio had the following open forward foreign currency contracts:

   FORWARD                         FOREIGN                                              UNREALIZED
  CURRENCY       EXPIRATION        CURRENCY          CONTRACT         CONTRACT       FOREIGN EXCHANGE
  CONTRACT          DATE          TO BE SOLD          AMOUNT           VALUE           GAIN (LOSS)
-------------    ----------     --------------     ------------     ------------     ----------------
Japanese Yen      11/28/97      10,875,796,500     $ 93,756,866     $ 90,728,263        $3,028,603
Japanese Yen      11/28/97      10,000,000,000       86,393,835       83,422,178         2,971,657
Japanese Yen      11/28/97       2,170,000,000       18,439,053       18,102,613           336,440
Japanese Yen      11/28/97         871,750,000        7,413,723        7,272,328           141,395
Japanese Yen      11/28/97         630,020,000        5,363,881        5,255,764           108,117
                                                   ------------     ------------          --------
                                                   $211,367,358     $204,781,146        $6,586,212
                                                   ------------     ------------          --------
                                                   ------------     ------------          --------

   At October 31, 1997, the Managed EAFE'r' Portfolio had the following open forward foreign currency contracts:

   FORWARD                       FOREIGN                                    UNREALIZED
  CURRENCY       EXPIRATION      CURRENCY      CONTRACT     CONTRACT     FOREIGN EXCHANGE
  CONTRACT          DATE        TO BE SOLD      AMOUNT       VALUE         GAIN (LOSS)
-------------    ----------     ----------     --------     --------     ----------------
Japanese Yen      11/28/97      55,950,000     $483,161     $466,747         $ 16,414
Japanese Yen      11/28/97      48,184,000      400,000      401,961           (1,961)
Japanese Yen      11/28/97       7,480,000       63,613       62,400            1,213
Japanese Yen      11/28/97       4,250,000       36,113       35,455              658
                                               --------     --------           ------
                                               $982,887     $966,563         $ 16,324
                                               --------     --------           ------
                                               --------     --------           ------

5. EQUITY SWAP TRANSACTIONS

   The International Equity Portfolio and the Emerging Markets Portfolio entered into a Korean equity swap agreement (which represents approximately

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------
0.9% and 1.9%, respectively, of the Portfolio's net assets at October 31, 1997) dated March 21, 1997, where each Portfolio receives a quarterly payment, representing the total return (defined as market appreciation and dividend income) on a basket of Korean common stocks ('Common Stocks'). In return, the International Equity Portfolio and the Emerging Markets Portfolio pay quarterly the LIBOR rate (London Interbank Offered Rate), plus, 1.97% and 2.00%, respectively, per annum (5.76% on October 31, 1997) on the market value of the Common Stocks ('Notional Amount') which is currently $11,014,500 and $734,300, respectively. The Notional Amount is marked-to-market on each quarterly reset date. In the event that the Common Stocks decline in value, the Portfolios will be required to pay quarterly, the amount of any depreciation in value from the Notional Amount on March 21, 1997. The equity swap agreement will terminate on April 3, 2000.

   During the term of the equity swap transaction, changes in the value of the Common Stocks as compared to the Notional Amount and the difference between the accrued interest expense and dividend income are recognized as unrealized gain or loss. At the quarterly reset date, the change in value of the common stock, adjusted for accrued interest expense and dividend income, is recognized as realized gain or loss. At October 31, 1997, each Portfolio realized a loss of $4,701,858 and $313,646, respectively, on the equity swap transaction which is included in the net realized gain (loss) from security and other related transactions. At October 31, 1997, each Portfolio has recorded unrealized losses of $666,131 and $44,389, respectively, on the equity swap transaction.

6. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of nine series have been authorized, which constitute the interest in the Portfolios.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (CONT'D)
   Transactions in shares of each Portfolio were as follows:

                                                                                    SMALL COMPANY GROWTH
                                                                                         PORTFOLIO
                                            INTERNATIONAL EQUITY           --------------------------------------
                                                  PORTFOLIO                                     FOR THE PERIOD
                                     -----------------------------------                       DECEMBER 29, 1995
                                         FOR THE            FOR THE            FOR THE         (COMMENCEMENT OF
                                        YEAR ENDED         YEAR ENDED         YEAR ENDED      OPERATIONS) THROUGH
                                     OCTOBER 31, 1997   OCTOBER 31, 1996   OCTOBER 31, 1997    OCTOBER 31, 1996
                                     ----------------   ----------------   ----------------   -------------------
Shares sold                              22,310,155        26,659,175          8,212,874           7,493,539
Shares issued to shareholders on
 reinvestment of dividends                2,054,397           898,044                  0                   0
Shares redeemed                         (11,573,856)       (3,123,266)        (1,992,855)                  0
                                     ----------------        --------           --------             -------
Net increase in shares outstanding       12,790,696        24,433,953          6,220,019           7,493,539
                                     ----------------        --------           --------             -------
                                     ----------------        --------           --------             -------

                                         EMERGING MARKETS
                                            PORTFOLIO
                                ----------------------------------
                                                   FOR THE PERIOD
                                                    SEPTEMBER 30,     MANAGED EAFE'r'            VALUE
                                                        1996        COUNTRIES PORTFOLIO        PORTFOLIO
                                                    (COMMENCEMENT   -------------------   -------------------
                                                         OF           FOR THE PERIOD        FOR THE PERIOD
                                                     OPERATIONS)      MARCH 31, 1997         JUNE 30, 1997
                                    FOR THE            THROUGH       (COMMENCEMENT OF      (COMMENCEMENT OF
                                   YEAR ENDED        OCTOBER 31,    OPERATIONS) THROUGH   OPERATIONS) THROUGH
                                OCTOBER 31, 1997        1996         OCTOBER 31, 1997      OCTOBER 31, 1997
                                ----------------   ---------------  -------------------   -------------------
Shares sold                         1,322,864         3,002,008            433,621             1,494,737
Shares issued to shareholders
 on reinvestment of dividends          21,478                 0                  0                     0
Shares redeemed                      (372,624)                0                  0               (31,225)
                                      -------           -------            -------               -------
Net increase in shares
 outstanding                          971,718         3,002,008            433,621             1,463,512
                                      -------           -------            -------               -------
                                      -------           -------            -------               -------

7. LIABILITIES

   At October 31, 1997, the Portfolios had the following affiliated and investment related liabilities:

                                  INTERNATIONAL   SMALL COMPANY
                                     EQUITY          GROWTH       EMERGING MARKETS        MANAGED EAFE'r'          VALUE
                                    PORTFOLIO       PORTFOLIO        PORTFOLIO          COUNTRIES PORTFOLIO      PORTFOLIO
                                  -------------   -------------   ----------------   -------------------------   ---------
Payable for securities purchased
 (at value)                        $23,955,238     $ 4,435,769        $364,388               $ 111,628           $ 609,187
Administration services fee
 payable                               108,743          19,001           3,762                     429               1,327
Investment advisory fee payable        855,290         145,055          58,034                       0               2,433
Payable for fund shares redeemed       117,995              13           5,163                       0             300,681
Swap contract payable                3,109,678               0         207,530                       0                   0
Forward contract payable             1,382,857               0               0                       0                   0

8. NET ASSETS

   At October 31, 1997, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency and equity swap transactions. The International Equity Portfolio, the Emerging Markets Portfolio and the Managed EAFE'r' Countries Portfolio reclassified $5,102,935, $(458,561) and $(1,829), respectively, from accumulated net realized gain/(loss) from foreign currency related items to undistributed net investment income. The Small Company Growth Portfolio and the Emerging Markets Portfolio reclassified $825,692 and $64,331, respectively, from accumulated net investment income (loss) to capital contributions. In addition, the International Equity Portfolio and the Emerging Markets Portfolio reclassified $12,813,631 and $5,335, respectively, of book distributions of realized

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------
gains to distributions of net investment income. Net investment income, net realized gain/(loss) on investments and net assets were not affected by this reclassification.

   Net assets at October 31, 1997, consisted of the following:

                     INTERNATIONAL EQUITY   SMALL COMPANY GROWTH   EMERGING MARKETS     MANAGED EAFE'r'          VALUE
                          PORTFOLIO              PORTFOLIO            PORTFOLIO       COUNTRIES PORTFOLIO      PORTFOLIO
                     --------------------   --------------------   ----------------   -------------------   ---------------
Capital
 contributed, net       $1,081,216,151          $174,649,376         $ 41,156,627         $ 4,776,174         $15,685,408
Undistributed net
 investment income          14,484,339                     0             (218,637)             62,604              60,177
Accumulated net
 realized gain
 (loss) from
 security
 transactions               76,408,520            (2,309,028)           2,824,269             101,351              69,262
Net unrealized
 appreciation
 (depreciation)
 from investments
 and foreign
 currency related
 items                      (2,292,206)           45,520,659           (6,480,956)           (144,276)           (249,969)
                     --------------------        -----------       ----------------          --------       ---------------
Net assets              $1,169,816,804          $217,861,007         $ 37,281,303         $ 4,795,853         $15,564,878
                     --------------------        -----------       ----------------          --------       ---------------
                     --------------------        -----------       ----------------          --------       ---------------

9. CAPITAL CAPITAL LOSS CARRYOVER

   At October 31, 1997, the Small Company Growth Portfolio had capital loss carryovers of $773,601 and $1,532,594 expiring in 2004 and 2005, respectively.

10. REORGANIZATION

   On October 28, 1997, the Board of Directors approved a Plan of Reorganization (the 'Plan') of the Managed EAFE'r' Countries Portfolio (the 'Existing Fund'). Under the terms of the Plan, Warburg Pincus Managed EAFE'r' Countries Fund, Inc. (the 'New Fund') would acquire all or substantially all of the assets and liabilities of the Existing Fund. A formal vote by the Existing Fund's shareholders was approved on December 16, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of WARBURG PINCUS INSTITUTIONAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio, and the statements of net assets of Warburg Pincus Institutional Fund, Inc. -- Small Company Growth Portfolio, Emerging Markets Portfolio, Managed EAFE'r' Countries Portfolio and Value Portfolio (all portfolios collectively referred to as the 'Warburg Pincus Institutional Fund'), as of October 31, 1997, and the related statements of operations for the year (or period) then ended, the related statements of changes in net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the years (or periods) presented. These financial statements and financial highlights are the responsibility of the Warburg Pincus Institutional Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each portfolio of the Warburg Pincus Institutional Fund as of October 31, 1997, the results of their operations for the year (or period) then ended, the changes in their net assets for each of the two years (or periods) in the period then ended, and their financial highlights for each of the years or periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 19, 1997

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    [LOGO]

                     P.O. BOX 9030, BOSTON, MA 02205-9030
                                 800-369-2728
                               WWW.WARBURG.COM
COUNSELLORS SECURITIES INC., DISTRIBUTOR.                         WPINS-2-1097

                                  ANNUAL
                                  REPORT

                              October 31, 1997

                    WARBURG PINCUS INSTITUTIONAL FUND, INC.
                       JAPAN GROWTH PORTFOLIO
                       POST-VENTURE CAPITAL PORTFOLIO
                       SMALL COMPANY VALUE PORTFOLIO




More complete information about the Fund, including charges and expenses and, where applicable, the special considerations and risks associated with international investing is provided in the Prospectus, which must precede or accompany this report and which should be read carefully before investing. You may obtain additional copies by calling 800-369-2728 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.


                                 [Logo]

Warburg Pincus Institutional Fund, Inc. - Japan Growth Portfolio
Statement of Assets and Liabilities

October 31, 1997
--------------------------------------------------------------------------------


ASSETS

    Cash                                                                  $1,000
                                                                          ------
              Total Assets                                                 1,000
                                                                          ------

NET ASSETS, applicable to Shares outstanding                              $1,000
                                                                          ======

NET ASSET VALUE, offering and redemption price per Share
   ($1,000 / 100)                                                         $10.00
                                                                          ======



                See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. - Post-Venture Capital Portfolio Statement of Assets and Liabilities

October 31, 1997
--------------------------------------------------------------------------------


ASSETS

    Cash                                                                  $1,000
                                                                          ------
                 Total Assets                                              1,000
                                                                          ------

NET ASSETS, applicable to Shares outstanding                              $1,000
                                                                          ======

NET ASSET VALUE, offering and redemption price per Share
   ($1,000 / 100)                                                         $10.00
                                                                          ======



                See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. - Small Company Value Portfolio Statement of Assets and Liabilities
--------------------------------------------------------------------------------
October 31, 1997

ASSETS

    Cash                                                                  $1,000
                                                                          ------
           Total Assets                                                    1,000
                                                                          ------

NET ASSETS, applicable to Shares outstanding                              $1,000
                                                                          ======

NET ASSET VALUE, offering and redemption price per Share
   ($1,000 / 100)                                                         $10.00
                                                                          ======









                See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements
October 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

     Warburg Pincus Institutional Fund, Inc. (the "Fund") is an open-end management investment company and currently offers nine managed investment funds (the "Portfolios"), three of which commenced operations on October 31, 1997 and are contained in this annual report: Japan Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities of Japanese issuers; Post-Venture Capital Portfolio seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy; and Small Company Value Portfolio seeks long-term capital appreciation by investing primarily in a portfolio of equity securities of small capitalization companies.

     The net asset values of the Portfolios are determined daily as of the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.


     When a Portfolio writes or purchases a call or a put option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Portfolio realizes a gain or loss equal to the amount of the premium received or paid. When the Portfolio exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.


    The books and records of the Portfolios are maintained in U.S. Dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies (cont'd)

     Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.


     Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.


     No provision is made for federal taxes as it is the Fund's intention to have each Portfolio qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Portfolio, along with other funds advised by Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ("Warburg") (collectively the "Warburg Funds"), transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     The Warburg Funds have established committed and uncommitted lines of credit facilities with certain banks for temporary or emergency purposes primarily relating to fund share redemptions and funding payments of dividend or capital gain distributions. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .10% per annum of the amount of the line of credit. In addition, under the terms of both the committed and uncommitted facilities, the Warburg Funds will pay interest on borrowings at the banks base rate plus .55%. Aggregate borrowings for each fund under these credit facilities may not exceed the lower of (a) the maximum amount permitted by such fund's investment policies and restrictions or
(b) thirty three and one-third percent (33 1/3%) of such fund's total assets. At October 31, 1997, there were no outstanding balances under these line of credit facilities for any of the Portfolios.


The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statement and the reported amounts of

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1997
--------------------------------------------------------------------------------
1. Significant Accounting Policies (cont'd)

revenues and expenses during the reporting period. Actual results could differ from these estimates.

The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. At October 31, 1997, the Portfolios had no credits or reimbursements under this arrangement.

2. Investment Adviser, Co-Administrators and Distributor

Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Portfolio's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Portfolio's average daily net assets:


        Portfolio                                       Annual Rate
        ----------                                      ------------
        Japan Growth                       1.10% of average daily net assets
        Post-Venture Capital               1.10% of average daily net assets
        Small Company Value                 .90% of average daily net assets



     Counsellors Fund Services, Inc. ("CFSI"), a wholly owned subsidiary of Warburg, and PFPC, Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp. ("PNC"), serve as each Portfolio's co-administrator. For its administrative services, CFSI receives a fee calculated at an annual rate of
 .10% of the Portfolios' average daily net assets. For its administrative services for the Post-Venture Capital Portfolio and the Small Company Value Portfolio, PFPC receives a fee based on the following fee structure:


        Average Daily Net Assets                        Annual Rate
        ------------------------                        -----------
        First $500 million                    .10% of average daily net assets
        Next $1 billion                      .075% of average daily net assets
        Over $1.5 billion                     .05% of average daily net assets



     For its administrative services for the Japan Growth Portfolio, PFPC receives a fee based on the following fee structure:


        Average Daily Net Assets                        Annual Rate
        ------------------------                        -----------
        First $250 million                      .12% of average daily net assets
        Second $250 million                     .10% of average daily net assets
        Third $250 million                      .08% of average daily net assets
        Over $750 million                       .05% of average daily net assets

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1997
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor (cont'd)

     As of October 31, 1997, there were no advisory or co-administrator fees accrued.

     Counsellors Securities Inc. ("CSI"), also a wholly owned subsidiary of Warburg, acts as distributor of each Portfolio's shares. No compensation is payable by the Portfolios to CSI for its distribution services.

3. Forward Foreign Currency Contracts

     The Portfolios may enter into forward currency contracts for the purchase or sale of a specific currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Portfolio will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. At October 31, 1997, the Portfolios had no open forward currency contracts.

4. Capital Share Transactions

     The Fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of nine series have been authorized, which constitute the interest in the Portfolios. Transactions in shares of each Portfolio were as follows:


                                 Japan Growth         Post-Venture           Small Company
                                    Portfolio       Capital Portfolio        Value Portfolio
                                 ------------       -----------------        ---------------
Shares sold                            100                 100                    100
Shares issued to shareholders
  on reinvestment of dividends           0                   0                      0
Shares redeemed                          0                   0                      0
                                       ---                 ---                    ---
Net increase in shares outstanding     100                 100                    100
                                       ===                 ===                    ===


Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1997
--------------------------------------------------------------------------------
5.      Net Assets

        Net assets at October 31, 1997, consisted of the following:

                                           Japan Growth        Post-Venture          Small Company
                                             Portfolio       Capital Portfolio      Value Portfolio
                                             ---------       -----------------      ---------------
Capital contributed, net                       $1,000             $1,000              $1,000
Undistributed net
  investment income                                 0                  0                   0
Accumulated net realized
  gain (loss) from security
  transactions                                      0                  0                   0

Net unrealized appreciation
 (depreciation) from
 investments and foreign
 currency related items                              0                 0                   0
                                                ------            ------              ------
Net assets                                      $1,000            $1,000              $1,000
                                                ======            ======              ======



Report of Independent Accountants
--------------------------------------------------------------------------
To the Board of Directors and Shareholders of WARBURG PINCUS INSTITUTIONAL FUND, INC:

        We have audited the accompanying statements of assets and liabilities of Warburg Pincus Institutional Fund, Inc. - Japan Growth Portfolio,
Post-Venture Capital Portfolio and Small Company Value Portfolio (all portfolios collectively referred to as the "Warburg Pincus Institutional Fund"), as of October 31, 1997. These financial statements are the responsibility of the Warburg Pincus Institutional Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each portfolio of the Warburg Pincus Institutional Fund as of October 31, 1997, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 19, 1997

                               [Logo WARBURG PINCUS
                                ASSET MANAGEMENT]

                      P.O. Box 9030, Boston, MA 02205-9030
                                  800-369-2728
                                WWW.WARBURG.COM

COUNSELLORS SECURITIES INC., DISTRIBUTOR.



                              STATEMENT OF DIFFERENCES
                              ------------------------

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